                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                               U.S. $3,500,000,000


                    364-DAY AUCTION BID ADVANCE AND REVOLVING
                            CREDIT FACILITY AGREEMENT


                            Dated as of May 25, 2001

                                      Among

                        CREDIT SUISSE FIRST BOSTON, INC.,

                                       and

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

                                  as Borrowers,

                                       and

                             THE BANKS NAMED HEREIN,

                                    as Banks,

                                       and

                            THE CHASE MANHATTAN BANK,

                            as Administrative Agent,

                                       and

                              THE BANK OF NEW YORK,
                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                               CITIBANK, N.A. and
         DEUTSCHE BANK AG, New York Branch and/or Cayman Islands Branch,

                              as Syndication Agents

                          -----------------------------

                          J.P. MORGAN SECURITIES INC.,
               as Sole Arranger, Sole Advisor and Sole Bookrunner

                          T A B L E  O F  C O N T E N T S


                                                                            Page
                                                                            ----

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS


SECTION 1.01.  Certain Defined Terms...........................................1
SECTION 1.02.  Computation of Time Periods....................................11
SECTION 1.03.  Accounting Terms...............................................12

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES


SECTION 2.01.  The Advances...................................................12
SECTION 2.02.  Revolving Credit and Swing Line Borrowing Procedures...........17
SECTION 2.03.  General Provisions Relating to Advances........................18
SECTION 2.04.  Fees...........................................................19
SECTION 2.05.  Termination or Reduction of the Facility.......................19
SECTION 2.06.  Repayment of Advances..........................................20
SECTION 2.07.  Interest.......................................................21
SECTION 2.08.  Additional Interest on Eurodollar Rate Advances................22
SECTION 2.09.  Interest Rate Determination....................................22
SECTION 2.10.  Prepayments....................................................22
SECTION 2.11.  Increased Costs................................................22
SECTION 2.12.  Illegality.....................................................23
SECTION 2.13.  Payments and Computations......................................24
SECTION 2.14.  Taxes..........................................................25
SECTION 2.15.  Sharing of Payments, Etc.......................................27
SECTION 2.16.  Substitution of Lenders........................................27
SECTION 2.17.  Use of Proceeds................................................28
SECTION 2.18.  Extension of Termination Date and Maturity Date................28
SECTION 2.19.  Conversion and Continuation of Revolving Credit Borrowings.....29

                                   ARTICLE III

                              CONDITIONS OF LENDING


SECTION 3.01.  Conditions of Effectiveness....................................30
SECTION 3.02.  Conditions Precedent to Each Borrowing.........................31

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


SECTION 4.01.  Representations and Warranties of the Borrowers................32

                                                                            Page
                                                                            ----

                                    ARTICLE V

                           COVENANTS OF THE BORROWERS


SECTION 5.01.  Affirmative Covenants..........................................34
SECTION 5.02.  Negative Covenants.............................................38

                                   ARTICLE VI

                                EVENTS OF DEFAULT


SECTION 6.01.  Events of Default..............................................40

                                   ARTICLE VII

                            THE ADMINISTRATIVE AGENT


                                  ARTICLE VIII

                                  MISCELLANEOUS


SECTION 8.01.  Amendments, Etc................................................45
SECTION 8.02.  Notices, Etc...................................................45
SECTION 8.03.  No Waiver; Remedies............................................45
SECTION 8.04.  Costs, Expenses and Taxes......................................46
SECTION 8.05.  Right of Set-Off...............................................47
SECTION 8.06.  Binding Effect.................................................47
SECTION 8.07.  Assignments and Participations.................................47
SECTION 8.08.  Confidentiality................................................50
SECTION 8.09.  Parity.........................................................51
SECTION 8.10.  Survival.......................................................51
SECTION 8.11.  Governing Law..................................................51
SECTION 8.12.  Execution in Counterparts......................................51
SECTION 8.13.  Currency Indemnity.............................................51
SECTION 8.14.  Waiver Under Existing Credit Agreements........................52
SECTION 8.15.  WAIVER OF JURY TRIAL...........................................52
SECTION 8.16.  Jurisdiction; Consent To Service of Process....................52

                             SCHEDULES AND EXHIBITS

Schedule 1      Lending Offices
Schedule 2.01   Lenders and Commitments
Exhibit A-1     Auction Bid Request
Exhibit A-2     Notice of Auction Bid Request
Exhibit A-3     Auction Bid
Exhibit A-4     Auction Bid Accept Letter
Exhibit B-1     Revolving Credit Borrowing Request
Exhibit B-2     Swing Line Borrowing Request
Exhibit C       Request of Extension
Exhibit D-1     Opinion of Cleary, Gottlieb, Steen & Hamilton
Exhibit D-2     Opinion of Joseph T. McLaughlin, Esq., General Counsel of the
                Borrowers
Exhibit D-3     Opinion of Niederer Kraft & Frey
Exhibit E       Assignment and Acceptance
Exhibit F       Guarantee Agreement

                           U.S. $3,500,000,000 364-DAY
                        AUCTION BID ADVANCE AND REVOLVING
                            CREDIT FACILITY AGREEMENT
                            DATED AS OF MAY 25, 2001

                  CREDIT SUISSE FIRST BOSTON, INC., a Delaware corporation ("CSFB Inc."), CREDIT SUISSE FIRST BOSTON (USA), INC., a Delaware corporation ("CSFB (USA)" and, together with CSFB Inc., the "Borrowers"), the banks (the "Banks") listed on Schedule 2.01 hereof, THE CHASE MANHATTAN BANK ("Chase"), as administrative agent for the Lenders and the Swing Line Banks hereunder (the "Administrative Agent") and THE BANK OF NEW YORK, BANK ONE, NA (MAIN OFFICE CHICAGO), CITIBANK, N.A. and DEUTSCHE BANK AG, New York Branch and/or Cayman Islands Branch, as syndication agents (collectively, the "Syndication Agents"), agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ADVANCE" means an advance by a Lender to a Borrower pursuant to Section 2.01 and shall include Revolving Credit Advances, Swing Line Advances and Auction Bid Advances.

                  "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person or is a director or officer of such Person.

                  "AGGREGATE DEBIT ITEMS" means all those items listed as debit items in Exhibit A to Rule 15c3-3, adopted by the Commission under the Securities Exchange Act of 1934, as amended from time to time.

                  "APPLICABLE LENDING OFFICE" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                  "APPLICABLE RATE" means, for any day, with respect to any Eurodollar Rate Advance, or with respect to the facility fees or utilization fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurodollar Spread prior to Termination Date" (in the case of any Eurodollar Rate Advance to a Borrower outstanding prior to the earlier of the Termination Date and the date on which the obligations of the Lenders to make Advances to such Borrower are terminated pursuant to Article VI), "Eurodollar Spread on and after Termination Date" (in the case of any Eurodollar Rate Advance outstanding on or at any time after the earlier of the Termination Date and the date on which the obligations of the Lenders to make Advances to such Borrower are terminated pursuant to Article
         VI), "Facility Fee Rate" (in the case of any facility fee payable pursuant to clause (a) of Section 2.04) or "Utilization Fee Rate" (in the case of any utilization fee payable pursuant to clause (c) of
         Section 2.04), as the case may be, based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index Debt:

======================================================================================================
                                             EURODOLLAR         EURODOLLAR
                                               SPREAD             SPREAD      FACILITY
                                              PRIOR TO         ON AND AFTER     FEE     UTILIZATION
                   INDEX DEBT RATINGS:    TERMINATION DATE   TERMINATION DATE   RATE     FEE RATE
------------------------------------------------------------------------------------------------------
Category 1            A/A2 or better            .235%              .500%       .090%       .050%
------------------------------------------------------------------------------------------------------
Category 2      A-,BBB+, BBB/A3, Baa1, Baa2     .325%              .525%       .125%       .075%
------------------------------------------------------------------------------------------------------
Category 3          BBB-/Baa3 or below          .450%              .750%       .175%       .125%
======================================================================================================

                  For purposes of the foregoing, (i) if either S&P or Moody's shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then the Borrowers and the Lenders shall negotiate in good faith to select a substitute rating agency and during such negotiations the ratings with respect to the Index Debt shall be deemed to be equal to the available remaining rating; (ii) if both S&P and Moody's shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agencies shall be deemed to have established ratings in Category 3; (iii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the ratings with respect to the Index Debt shall be deemed to be (A) the higher of the two ratings so long as the two ratings are adjacent and (B) the rating that is one rating higher than the lower of the two ratings so long as the two ratings are not adjacent; and (iv) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrowers and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating of such rating agency most recently in effect prior to such change or cessation and the rating of the other rating agency.

                  "APPROPRIATE LENDER" means (a) as to the Facility, a Lender that has a Commitment for a portion of, or an Advance under, the Facility, (b) as to the Swing Line Advances, a Swing Line Bank or (c) as to the Auction Bid Advances, any Lender making an Auction Bid Advance.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit E hereto.

                  "AUCTION BID" means an offer by a Lender to make an Auction Bid Advance pursuant to Section 2.01(c).

                  "AUCTION BID ACCEPT LETTER" means a notification made by a Borrower pursuant to Section 2.01(c)(iv) in the Form of Exhibit A-4.

                  "AUCTION BID ADVANCE" means an Advance by a Lender to a Borrower as part of an Auction Bid Borrowing resulting from the auction bidding procedure described in Section 2.01(c).

                  "AUCTION BID BORROWING" means a Borrowing consisting of simultaneous Auction Bid Advances from each of the Lenders whose offer to make one or more Auction Bid Advances as part of such Borrowing has been accepted by a Borrower under the auction bidding procedure described in Section 2.01(c).

                  "AUCTION BID RATE" means, as to any Auction Bid made by a Lender pursuant to Section 2.01(c)(ii), (x) in the case of a Eurodollar Auction Bid Advance, the Margin, and (y) in the case of a Fixed Rate Advance, the fixed rate of interest offered by the Lender making such Auction Bid.

                  "AUCTION BID REQUEST" means a request made pursuant to Section 2.01(c) in the form of Exhibit A-1.

                  "BASE RATE" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

                           (a) the Prime Rate; or

                           (b) 1/2 of one percent per annum above the Federal
                  Funds Rate.

                  "BASE RATE ADVANCE" means an Advance which bears interest as provided in Section 2.07(a)(i).

                  "BHCA" has the meaning specified in Section 5.02(c).

                  "BORROWING" means a borrowing initially consisting of Advances of the same Type made on the same day by a Lender or Lenders to a Borrower pursuant to Article II. Types of Borrowings may be referred to herein as "Base Rate Borrowings", "Eurodollar Rate Borrowings" or "Fixed Rate Borrowings".

                  "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "COMMISSION" means the U.S. Securities and Exchange Commission or any other regulatory body which succeeds to the functions of the U.S. Securities and Exchange Commission.

                  "COMMITMENT" has the meaning specified in Section 2.01(a). On the Effective Date, the aggregate Commitments equal $3,500,000,000.

                  "CONFIDENTIAL INFORMATION" means information that the Borrowers furnish to the Administrative Agent, the Syndication Agents, any Swing Line

         Bank or any Lender and designate in writing to be confidential, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Administrative Agent, the Syndication Agents, such Swing Line Bank or such Lender from a source other than the Borrowers.

                  "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

                  "CREDIT SUISSE GROUP" means Credit Suisse Group, a corporation with limited liability organized under the laws of Switzerland.

                  "CSFB" means Credit Suisse First Boston, a Swiss bank.

                  "CSFB BROKER-DEALER" means Credit Suisse First Boston Corporation, a Massachusetts corporation and an indirectly wholly owned Subsidiary of CSFB, Inc., and each other Subsidiary of CSFB Inc. that is a U.S. registered broker-dealer.

                  "CSFB INC. EVENT OF DEFAULT" means (a) any Event of Default referred to in (i) clause (a) of Section 6.01 which is attributable to any failure of CSFB Inc. to make a payment referred to therein, (ii) clause (b) of Section 6.01 which is attributable to any representation or warranty made by CSFB Inc. or the Guarantor or (iii) clause (c) of
         Section 6.01 which is attributable to any failure by CSFB Inc. or the Guarantor to observe or perform any term, covenant or agreement referred to therein and (b) any Event of Default referred to in clause
         (d) through (o), inclusive, of Section 6.01. A CSFB Inc.
         Event of Default may also constitute a CSFB (USA) Event of Default.

                  "CSFB (USA) EVENT OF DEFAULT" means (a) any Event of Default referred to in (i) clause (a) of Section 6.01 which is attributable to any failure of CSFB (USA) to make a payment referred to therein, (ii) clause (b) of Section 6.01 which is attributable to any representation or warranty made by CSFB (USA) or the Guarantor or (iii) clause (c) of
         Section 6.01 which is attributable to any failure by CSFB (USA) or the Guarantor to observe or perform any term, covenant or agreement referred to therein and (b) any Event of Default referred to in clause
         (d) through (o), inclusive, of Section 6.01. A CSFB (USA) Event of Default may also constitute a CSFB Inc. Event of Default.

                  "DEBT" of any Person means (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all obligations of such Person as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases,
         (v) all amounts available to be drawn, and the amount of all unpaid drawings, under letters of credit issued for the account of such Person, and (vi) all obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above.

                  "DEFAULT" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both

                  "DOLLARS" or "$" shall mean lawful money of the United States of America.

                  "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

                  "EFFECTIVE DATE" means the date on which this Agreement becomes effective pursuant to Section 3.01.

                  "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized or licensed under the laws of the United States, or any State thereof, and having total assets in excess of $2,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $2,000,000,000; (iii) a commercial bank organized under the laws of any other country, or a political subdivision of any such country, having total assets in excess of $2,000,000,000; (iv) the central bank of any country; (v) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership or other entity) which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having total assets in excess of $1,000,000,000; (vi) any Lender; (vii) an Affiliate of any Lender; and (viii) any special purpose corporation organized under the laws of the United States or any State thereof which is (A) engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least "Prime-1" by Moody's or "A-1" by S&P or a comparable rating from the successor or either of them and (B) advised by any Lender which is a banking institution.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA AFFILIATE" means any Person who for purposes of Title IV of ERISA is a member of a Borrower's controlled group, or under common control with a Borrower, within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended from time to time.

                  "ERISA EVENT" means (i) the occurrence with respect to a Plan of a Borrower or any of its ERISA Affiliates of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (ii) the provision by the administrator of any Plan of a Borrower or any of its ERISA Affiliates of a notice of intent to terminate such Plan under a distress termination, pursuant to

         Section 4041(c) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA which would be deemed to be, or result in, a distress termination); (iii) the cessation of operations at a facility of a Borrower or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA;
         (iv) the withdrawal by a Borrower or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of a Borrower or any of its ERISA Affiliates for failure to make a required payment to a Plan are satisfied; (vi) the adoption of an amendment to a Plan of a Borrower or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (vii) the occurrence of any event or condition described in Section 4042(a)(1), (2) or (3) of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan of a Borrower or any of its ERISA Affiliates.

                  "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "EURODOLLAR LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

                  "EURODOLLAR RATE" means, with respect to any Eurodollar Rate Borrowing for any Interest Period, (i) the interest rate per annum for deposits in U.S. dollars for a maturity most nearly comparable to such Interest Period which appears on page 3750 (or any successor page) of the Dow Jones Market Service as of 11:00 a.m., London time, on the day that is two Business Days prior to the first day of such Interest Period, or if such a rate does not appear on page 3750 (or any successor page) of the Dow Jones Market Service, (ii) an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which dollar deposits approximately equal in principal amount to (a) in the case of a Revolving Credit Borrowing, Chase's portion of such Eurodollar Rate Borrowing and (b) in the case of an Auction Bid Borrowing, a principal amount that would have been Chase's portion of such Eurodollar Rate Borrowing had such Auction Bid Borrowing been a Revolving Credit Borrowing, and for a maturity comparable to such Interest Period are offered to the principal London office of Chase in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "EURODOLLAR RATE ADVANCE" means an Advance which bears interest as provided in Section 2.07(a)(ii).

                  "EURODOLLAR RATE RESERVE PERCENTAGE" of any Lender for the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                  "EVENTS OF DEFAULT" has the meaning specified in Section 6.01.

                  "EXISTING CREDIT AGREEMENTS" means (i) the U.S. $1,495,000,000 364-Day Auction Bid Advance and Revolving Credit Facility Agreement dated as of June 30, 2000, among CSFB Inc., Credit Suisse First Boston International (Guernsey) Ltd., various lenders party thereto, and Chase, as Administrative Agent and (ii) the Third Amended and Restated Credit Agreement dated as of May 26, 2000, among Donaldson, Lufkin & Jenrette, Inc., Donaldson, Lufkin & Jenrette Securities Corporation, various lenders party thereto, and Chase, as Administrative Agent .

                  "FACILITY" means the aggregate of the Commitments of all Lenders without taking into account any utilization or deemed utilization of the Commitments.

                  "FACILITY USAGE" means, at any time, the sum of the amount of Advances outstanding at such time.

                  "FEDERAL BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, as amended from time to time.

                  "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FIXED RATE" means, for the period for each Fixed Rate Advance comprising part of the same Auction Bid Borrowing, the fixed interest rate per annum determined for such Advance, as provided in Section 2.01(c).

                  "FIXED RATE ADVANCE" means an Auction Bid Advance that bears interest at a fixed rate per annum determined as provided in Section 2.01(c).

                  "FOCUS REPORT" means the Financial and Operational Combined Uniform Single Report required to be filed with the Commission or the NYSE on a monthly and quarterly basis or any report which is required in lieu of such report.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "GUARANTEE" means the Guarantee Agreement in the form of Exhibit F hereto between Credit Suisse Group and Chase, as Administrative Agent on behalf of the Beneficiaries (as defined therein).

                  "GUARANTOR" means Credit Suisse Group.

                  "IBA" has the meaning specified in Section 5.02(c).

                  "INDEX DEBT" means senior, unsecured long-term indebtedness for borrowed money of the Guarantor that is not guaranteed by any other Person or subject to any other credit enhancement.

                  "INSUFFICIENCY" means, with respect to any Plan, the amount of "unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA), if any, for such Plan.

                  "INTEREST PERIOD" means, for each Advance comprising part of the same Borrowing, the period commencing on the date of such Advance (or the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be) and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below. The duration of each such Interest Period shall be (a) in the case of a Base Rate Advance which is a Swing Line Advance other than an Unrefunded Swing Line Advance, five Business Days, and in the case of all other Base Rate Advances, 1, 2, 3 or 6 months, (b) in the case of a Eurodollar Rate Advance, 1, 2, 3 or 6 months, and (c) in the case of a Fixed Rate Advance, any period of not fewer than seven and not more than 360 days, in each case as the applicable Borrower may select pursuant to notice given in accordance with Section 2.01(c), 2.02(a), 2.02(b) or 2.19, as the case may be; PROVIDED, HOWEVER, that:

                           (i) the duration of any Interest Period for an
                  Auction Bid Advance or a Swing Line Advance which commences before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

                           (ii) the duration of the Interest Period for any
                  Advance which commences before the Maturity Date and would otherwise end after the Maturity Date shall end on the Maturity Date;

                           (iii) Interest Periods commencing on the same date
                  for Advances comprising part of the same Borrowing shall be of the same duration; and

                           (iv) whenever the last day of any Interest Period
                  would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, PROVIDED, in the case of any Interest Period for a Eurodollar Rate Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

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                                                                               9

                  "LENDER AFFILIATE" means, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "LENDERS" means the Banks listed on Schedule 2.01 hereof and each Eligible Assignee that shall become a party hereto pursuant to
         Section 8.07(a), (b) and (c).

                  "LIEN" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement.

                  "MAJORITY LENDERS" means at any time Lenders having Commitments representing at least 51% of the aggregate Commitments (or the aggregate Advances, if the Commitments have been terminated) or, for purposes of actions taken to accelerate Advances under Article VI, Lenders holding Advances representing at least 51% of the aggregate principal amount of the Advances outstanding.

                  "MARGIN" means, as to any Eurodollar Auction Bid Advance, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) to be added to or subtracted from the Eurodollar Rate in order to determine the interest rate applicable to such Auction Bid Advance, as specified in the Auction Bid relating thereto.

                  "MATURITY DATE" means, subject to the terms of Section 2.18, May 24, 2003.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan", as defined in Section 4001(a)(3) of ERISA, to which a Borrower or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements.

                  "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (i) is maintained for employees of a Borrower or any of its ERISA Affiliates and at least one Person other than such Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which such Borrower or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "NASD" means the National Association of Securities Dealers, Inc., or any other self-regulatory organization which succeeds to the functions of the National Association of Securities Dealers, Inc.

                  "NET ASSETS" means, with respect to any Person, the excess (if positive) of (i) such Person's consolidated assets over (ii) such Person's consolidated liabilities, each case determined in accordance with GAAP.

                  "NET CAPITAL RULE" means Rule 15c3-1, adopted by the Commission under the Securities Exchange Act of 1934, as amended from time to time.

                  "NOTICE OF BORROWING" has the meaning specified in Section 2.02(a).

                  "NOTICE OF SWING LINE BORROWING" has the meaning specified in
         Section 2.02(b).

                  "NYSE" means the New York Stock Exchange, Inc.

                  "OTHER TAXES" has the meaning specified in Section 2.14(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor corporation thereto.

                  "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "PLAN" means a Single Employer Plan or a Multiple Employer Plan subject to Title IV of ERISA.

                  "PRIME RATE" means the prime commercial lending rate as publicly announced by Chase in New York City to be in effect, from time to time, as Chase's prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

                  "PRINCIPAL SUBSIDIARY" means each CSFB Broker-Dealer and each other Subsidiary of CSFB Inc. the Net Assets of which constitute, as of the last day of the most recently ended fiscal quarter of the Borrowers, 5% or more of the consolidated Net Assets of CSFB Inc.

                  "REGISTER" has the meaning specified in Section 8.07(d).

                  "REVOLVING CREDIT ADVANCE" means an Advance by a Lender to a Borrower as part of a Revolving Credit Borrowing pursuant to Section 2.01(a).

                  "REVOLVING CREDIT BORROWING" means a Borrowing consisting of simultaneous Revolving Credit Advances made by the Lenders to a Borrower pursuant to Section 2.01(a).

                  "S&P" means Standard and Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc.

                  "SIMILAR CREDIT AGREEMENT" has the meaning specified in
         Section 8.09.

                  "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (i) is maintained for employees of a Borrower or any of its ERISA Affiliates and no Person other than such

         Borrower or any of its ERISA Affiliates or (ii) was so maintained and in respect of which such Borrower or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "SIPA" means the Securities Investor Protection Act of 1970, as amended from time to time.

                  "SIPC" means the Securities Investor Protection Corporation or any successor thereto.

                  "SUBSIDIARY" means with respect to any Person (including a Borrower), any Person that is accounted for as a consolidated subsidiary of such Person in accordance with generally accepted accounting principles.

                  "SWING LINE ADVANCE" has the meaning specified in Section 2.01(b).

                  "SWING LINE BANK" means each financial institution having a Swingline Commitment in Schedule 2.01; PROVIDED, however, that with the agreement of the Borrowers, any other Lender may become a Swing Line Bank after the date hereof pursuant to a notification given to the Administrative Agent by such Lender and the Borrowers which sets forth such Lender's Swing Line Commitment (which shall not in any event exceed such Lender's Commitment hereunder).

                  "SWING LINE BORROWING" means a Borrowing consisting of Swing Line Advances.

                  "SWING LINE COMMITMENT" means the commitment of a Swing Line Bank to make Swing Line Advances, as set forth opposite such Swing Line Bank's name on Schedule 2.01 hereof or, in the case of a Lender becoming a Swing Line Bank after the date hereof, as notified to the Administrative Agent by such Lender and the Borrowers.

                  "TERMINATION DATE" means the earlier of (i) subject to the terms of Section 2.18, May 24, 2002, and (ii) the date of termination in whole of the Commitments pursuant to Section 2.05.

                  "TYPE" means, with respect to any Advance, a Base Rate Advance, a Eurodollar Rate Advance or a Fixed Rate Advance.

                  "UNREFUNDED SWING LINE ADVANCES" has the meaning specified in
         Section 2.01(b)(iii).

                  "WITHDRAWAL LIABILITY" shall have the meaning given such term under Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

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                                                                              12


                  SECTION 1.03. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles applicable to the entity in respect of which such term is used.


                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01. THE ADVANCES. (a) REVOLVING CREDIT ADVANCES. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make one or more Revolving Credit Advances (such advances, together with (i) the Swing Line Advances and (ii) to the extent any Lender elects to make them, Auction Bid Advances as provided in subsection (c) of this Section 2.01, being the "Advances") to the Borrowers from time to time on any Business Day during the period from the date hereof to but excluding the Termination Date (or, if earlier with respect to either Borrower, the date on which the obligations of the Lenders to make Advances to such Borrower are terminated pursuant to Article
VI) in an aggregate principal amount not to exceed at any time outstanding the amount set opposite such Lender's name on Schedule 2.01 hereof or, if such Lender has entered into any Assignment and Acceptance, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d), as such amount may be reduced pursuant to Section 2.05 (such Lender's "Commitment"); PROVIDED, HOWEVER, that (A) the Facility Usage shall not at any time exceed the Facility at such time, (B) the deemed use of the aggregate amount of the Commitments resulting from outstanding Auction Bid Advances and Swing Line Advances shall be applied to all the Lenders ratably according to their respective Commitments and (C) each Revolving Credit Advance shall be made as part of a Borrowing consisting of Revolving Credit Advances made by the Lenders ratably in accordance with their Commitments. Each Revolving Credit Borrowing shall be in an aggregate amount not less than $25,000,000 and in an integral multiple of $5,000,000. Within the limits of the foregoing and of each Lender's Commitment, each Borrower may, from time to time prior to the earlier of the Termination Date and the date on which the obligations of the Lenders to make Advances to such Borrower are terminated pursuant to Article VI, borrow under this Section 2.01(a), repay pursuant to Section 2.06, prepay pursuant to
Section 2.10 and reborrow under this Section 2.01(a).

                  (b) THE SWING LINE ADVANCES. (i) Each Swing Line Bank severally agrees, on the terms and subject to the conditions hereinafter set forth, to make one or more Base Rate Advances (such advances made pursuant to this Section 2.01(b) being the "Swing Line Advances") to the Borrowers from time to time on any Business Day during the period from the date hereof to but excluding the Termination Date (or, if earlier with respect to either
Borrower, the date on which the obligations of the Lenders to make Advances to such Borrower are terminated pursuant to Article VI) in an aggregate amount at any time outstanding not in excess of the amount of such Swing Line Bank's Swing Line Commitment at such time; PROVIDED, HOWEVER, that immediately after giving effect to each such Swing Line Advance, the Facility Usage shall not exceed the Facility; PROVIDED FURTHER, HOWEVER, that (A) each Swing Line Advance shall be deemed to utilize the Commitment of each Lender by such Lender's pro rata portion (based on the Commitments of the Lenders) of the amount of such Swing Line Advance; (B) the aggregate amount of Swing
Line Advances of each Swing Line Bank at any time outstanding, when added to the aggregate amount of Revolving Credit Advances of such Swing Line Bank then outstanding, may not exceed the Commitment of such Swing Line Bank; (C) each Swing Line Borrowing

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                                                                              13

shall be in an amount of at least $25,000,000 and shall be in an integral multiple of $5,000,000; and (D) each Swing Line Advance shall mature and be repaid on the fifth Business Day after the date of such Swing Line Borrowing. In no event may Swing Line Advances be borrowed hereunder if (x) the Administrative Agent shall have received notice from the Majority Lenders specifying that a Default or Event of Default shall have occurred and be continuing, (y) such Default or Event of Default shall not have been subsequently cured or waived and (z) any other applicable condition precedent set forth in Article III has not been fulfilled or waived in accordance with the terms thereof. All Swing Line Advances shall at all times be Base Rate Advances and may not be converted to Advances of a different type. Swing Line Advances shall be made by the Swing Line Banks pro rata in accordance with the relative amounts of their Swing Line Commitments which, after giving effect to the foregoing provisions of this Section 2.01(b)(i), are available for the making of Swing Line Advances. Within the limits and subject to the conditions of the foregoing, each Borrower may, prior to the earlier of the Termination Date and the date on which the obligations of the Lenders to make Advances to such Borrower are terminated pursuant to Article VI, borrow under this Section 2.01(b), repay pursuant to Section 2.06(b) or prepay pursuant to
Section 2.10 and reborrow under this Section 2.01(b).

                  (ii) Notwithstanding the occurrence of any Default or Event of Default or noncompliance with the conditions precedent set forth in Article III or the minimum borrowing amounts specified in Section 2.01, if any Swing Line Advances shall remain outstanding at 10:00 a.m., New York City time, on the fourth Business Day following the borrowing date thereof and if by such time on such fourth Business Day the Administrative Agent shall have received neither
(i) a notice of borrowing delivered by the applicable Borrower pursuant to
Section 2.02 requesting that Revolving Credit Advances be made pursuant to
Section 2.01(a) on the immediately succeeding Business Day in an amount at least equal to the aggregate principal amount of such Swing Line Advances nor (ii) any other notice satisfactory to the Administrative Agent indicating the applicable Borrower's intent to repay all such Swing Line Advances on or before the immediately succeeding Business Day with funds obtained from other sources, the Administrative Agent shall be deemed to have received a notice from such Borrower pursuant to Section 2.02 requesting that a Revolving Credit
Borrowing of Base Rate Advances be made pursuant to Section 2.01(a) on such immediately succeeding Business Day in an amount equal to the aggregate amount of such Swing Line Advances, and the procedures set forth in Section
2.02 shall be followed in making such Base Rate Advances, provided that the proceeds of such Base Rate Advances received by the Administrative Agent shall be immediately delivered to the Swing Line Banks and applied to the direct repayment of such Swing Line Advances. Effective on the day such Base Rate Advances are made, the portion of the Swing Line Advances so paid shall no longer be outstanding as Swing Line Advances and shall be outstanding as Revolving Credit Advances of the Lenders. On the day such Revolving Credit Borrowing is made, each Swing Line Bank's proportionate share of such Revolving Credit Advances shall be deemed to be funded from its Swing Line Advances being refunded. Each Borrower authorizes the Administrative Agent and each of the Swing Line Banks to charge such Borrower's accounts with the Administrative Agent or such Swing Line Bank (up to the amount available in each such account) in order to immediately pay the amount of such Swing Line Advances to the extent amounts received from the Lenders are not sufficient to repay in full such Swing Line Advances. If any portion of any such amount paid (or deemed paid) to a Swing Line Bank should be recovered by or on behalf of such Borrower from such Swing Line Bank in the event of the bankruptcy or reorganization of such Borrower or otherwise, the loss of the amount so recovered

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                                                                              14


shall be ratably shared among all the Lenders in the manner contemplated by
Section 2.15.

                  (iii) If, for any reason (including without limitation, the occurrence of an event described in Section 6.01(e)), Base Rate Advances may not be, or are not, made pursuant to subparagraph (b)(ii) of this Section to repay Swing Line Advances as required by such subparagraph, effective on the date such Base Rate Advances would otherwise have been made, each Lender severally, unconditionally and irrevocably agrees that it shall, without regard to the occurrence of any Default or Event of Default, purchase a participating interest in such Swing Line Advances ("Unrefunded Swing Line Advances") in an amount equal to the amount of Base Rate Advances which would otherwise have been made by such Lender pursuant to subparagraph (b)(ii) of this Section. Each Lender will immediately transfer to the Administrative Agent, in immediately available funds, the amount of its participation, and the proceeds of such participation shall be distributed by the Administrative Agent to the Swing Line Banks, pro rata in accordance with the amount of their Swing Line Advances, to such extent as will reduce the amount of the participating interest retained by each such Swing Line Bank in its Swing Line Advances to the amount of the Base Rate Advances which were to have been made by each such Swing Line Bank pursuant to subparagraph (b)(ii) of this Section. Each Lender purchasing a participating interest in Swing Line Advances under this Section 2.01(b)(iii) shall have the same rights as a Lender under this Agreement. In the event any Lender fails to make available to a Swing Line Bank the amount of such Lender's participation as provided in this subparagraph (b)(iii), such Swing Line Bank shall be entitled to recover such amount on demand from such Lender together with interest at the customary rate set by the Swing Line Bank for correction of errors among banks for one Business Day and thereafter at the Base Rate then in effect.

                  (iv) Each Lender's obligation to make Revolving Credit Advances pursuant to subparagraph (b)(ii) of this Section and to purchase participating interests pursuant to subparagraph (b)(iii) of this Section shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or either Borrower may have against a Swing Line Bank, a Borrower, or any other Person, as the case may be, for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of either Borrower or any of its Subsidiaries; (iv) any breach of this Agreement by either Borrower or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  (c) THE AUCTION BID ADVANCES. (i) In order to request Auction Bid Borrowings, a Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Auction Bid Request substantially in the form of Exhibit A-1 hereto, to be received by the Administrative Agent (i) in the case of a Eurodollar Rate Borrowing, not later than 10:00 a.m., New York City time, four Business Days before a proposed Auction Bid Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before a proposed Auction Bid Borrowing. No Base Rate Advance shall be requested in, or made pursuant to, an Auction Bid Request. An Auction Bid Request that does not conform substantially to the format of Exhibit A-1 may be rejected in the Administrative Agent's sole discretion, and the Administrative Agent shall promptly notify the applicable Borrower of such rejection by telecopier. Such request shall in each case refer to this Agreement and specify
(x) whether the Borrowing then being requested is to be a Eurodollar Borrowing or a Fixed Rate Borrowing, (y) the date of such

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                                                                              15

Borrowing (which shall be a Business Day occurring on or prior to the Termination Date) and the aggregate principal amount thereof which shall be in a minimum principal amount of $25,000,000 and in an integral multiple of $5,000,000, and (z) the Interest Period with respect thereto. Promptly after its receipt of an Auction Bid Request that is not rejected as aforesaid, the Administrative Agent shall invite by telecopier (in the form set forth in Exhibit A-2 hereto) the Lenders to bid, on the terms and conditions of this Agreement, to make Auction Bid Advances pursuant to the Auction Bid Request. A Borrower may request Auction Bids for up to three separate Interest Periods in a single Auction Bid Request, provided that the aggregate principal amount of each Borrowing requested shall be in a minimum principal amount of $25,000,000 and in an integral multiple of $5,000,000.

                  (ii) Each Lender may, in its sole discretion, make one or more Auction Bids to the applicable Borrower responsive to an Auction Bid Request. Each Auction Bid by a Lender must be received by the Administrative Agent via telecopier, in the form of Exhibit A-3 hereto, (A) in the case of a Eurodollar Rate Auction Bid Borrowing, not later than 9:30 a.m., New York
City time, three Business Days before a proposed Auction Bid Borrowing and
(B) in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the day of a proposed Auction Bid Borrowing. Multiple bids with respect to each Interest Period specified in the related Auction Bid Request will be accepted by the Administrative Agent. Auction Bids that do not conform substantially to the format of Exhibit A-3 may be rejected by the Administrative Agent after conferring with, and upon the instruction of, the applicable Borrower, and the Administrative Agent shall notify the Lender making such nonconforming bid of such rejection as soon as practicable. Each Auction Bid shall refer to this Agreement and specify (x) the principal amount (which shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000, and which may equal the entire principal amount of the Auction Bid Borrowing requested by the applicable Borrower) of the Auction Bid Advance or Advances with respect to an Interest Period that the applicable Lender is willing to make to the applicable Borrower, (y) the Auction Bid Rate or Rates at which such Lender is prepared to make the Auction Bid Advance or Advances and (z) the Interest Period and the last day thereof. If a Lender submits an Auction Bid containing offers to make Auction Bid Advances for different Interest Periods, then such Lender may specify the maximum aggregate principal amount of Auction Bid Advances (which shall not be less than $5,000,000 and which shall be an integral multiple of $1,000,000) that such Lender is willing to make in response to the related Auction Bid Request, and the applicable Borrower may not accept offers from such Lender for Auction Bid Advances in an aggregate principal amount that exceeds such specified maximum aggregate principal amount. An Auction Bid submitted by a Lender pursuant to this subparagraph (ii) shall be irrevocable unless rejected by the applicable Borrower.

                  (iii) The Administrative Agent shall, by 10:00 a.m., New York City time, on the day specified in subparagraph (ii) above by which Auction Bids must be received, notify the applicable Borrower by telecopier of all the Auction Bids made, the Auction Bid Rate and the principal amount of each Auction Bid Advance in respect of which an Auction Bid was made and the identity of the Lender that made each bid. The Administrative Agent shall send a copy of all Auction Bids to the applicable Borrower for its records as soon as practicable after completion of the bidding process set forth in this Section 2.01(c).

                  (iv) The applicable Borrower may in its sole and absolute discretion, subject only to the provisions of this subparagraph (iv) and Section 2.01, accept or reject any Auction Bid referred to in subparagraph (iii) above; PROVIDED, HOWEVER,

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                                                                              16

that, immediately after giving effect to any such acceptance, the Facility Usage shall not exceed the Facility. The applicable Borrower shall notify the Administrative Agent by telephone, confirmed by telecopier in the form of an Auction Bid Accept Letter substantially in the form of Exhibit A-4, whether and to what extent it has decided to accept any of or all the bids referred to in subparagraph (iii) above, (A) in the case of a Eurodollar Auction Bid Advance, not later than 10:30 a.m. New York City time, three Business Days before a proposed Auction Bid Borrowing, and (B) in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the day of a proposed Auction Bid Borrowing; PROVIDED, HOWEVER, that (A) the failure by the applicable Borrower to give such notice shall be deemed to be a rejection of all the bids referred to in subparagraph (iii) above, (B) any bid referred to in subparagraph (iii) above which is not specified in such notice as being accepted by the applicable Borrower shall (subject to clause (C) below) be deemed rejected, (C) subject to the next following sentence, the applicable Borrower shall not accept a bid for a particular Interest Period made at a particular Auction Bid Rate if such Borrower has decided to reject a bid for such Interest Period made at a lower Auction Bid Rate, (D) if the applicable Borrower shall accept a bid or bids for a particular Interest Period made at a particular Auction Bid Rate but the amount of such bid or bids plus the amount of bids accepted at lower Auction Bid Rates exceeds the aggregate principal amount specified for such Interest Period in the Auction Bid Request, then such Borrower shall be deemed to have accepted a portion of such bid or bids in an amount equal to the aggregate principal amount specified for such Interest Period in the Auction Bid Request less the amount of all other Auction Bids at a lower Auction Bid Rate accepted with respect to such Interest Period, which acceptance, in the case of multiple bids at such Auction Bid Rate, shall be made pro rata in accordance with the amount of each such bid at such Auction Bid Rate, (E) Auction Bids shall not be accepted for Auction Bid Advances in an amount in excess of the amount specified in the relevant Auction Bid Request, and (F) except pursuant to clause (D) above, no bid shall be accepted for an Auction Bid Advance unless such Auction Bid Advance is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; PROVIDED FURTHER, HOWEVER, that if an Auction Bid Advance must be in an amount less than $5,000,000 because of the provisions of clause (D) above, such Auction Bid Advance may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Auction Bid Rate pursuant to clause (D), the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of the applicable Borrower. If a Lender submits an Auction Bid for multiple Interest Periods specifying a maximum aggregate principal amount of Auction Bid Advances that such Lender is willing to make in respect of an Auction Bid Request and the applicable Borrower accepts Auction Bids from such Lender for more than one Interest Period, then such Borrower shall instruct the Administrative Agent how to apportion such Borrower's acceptances among such bids for different Interest Periods to the extent, if any, necessary to provide for acceptance of bids for such maximum specified amount of Auction Bid Advances, but no more than such maximum amount. A notice given by the applicable Borrower pursuant to this subparagraph (iv) shall be irrevocable.

                  (v) The Administrative Agent shall, by telecopy, promptly notify each bidding Lender whether or not its Auction Bid has been accepted (and if so, for which Interest Period or Interest Periods and in what amount and at what Auction Bid Rate for each such Interest Period), and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Auction Bid Advance in respect of which its bid has been accepted.

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                                                                              17

                  (vi) An Auction Bid Request shall not be made within five Business Days after the date of any previous Auction Bid Request.

                  (vii) If the Administrative Agent shall elect to submit an Auction Bid in its capacity as a Lender, it shall submit such bid directly to the applicable Borrower one quarter of an hour earlier than the latest time at which the other Lenders are required to submit their bids to the Administrative Agent pursuant to subparagraph (ii) above.

                  (viii) All Notices required by this Section 2.01(c) shall be given in accordance with Section 8.02. Notwithstanding any other provision of this Agreement, neither Borrower shall request, and no Lender shall make, any Auction Bid Advance having a borrowing date after the seventh day prior to the Termination Date.

                  SECTION 2.02. REVOLVING CREDIT AND SWING LINE BORROWING PROCEDURES. (a) Each Revolving Credit Borrowing shall be made on notice (a "Notice of Borrowing"), given not later than 10:00 a.m. (New York City time) on
(i) if such Advances are Eurodollar Rate Advances, the third Business Day prior to the date of the proposed Borrowing or (ii) if such Advances are Base Rate Advances, one Business Day prior to the date of the proposed Borrowing. Such Notice of Borrowing shall be in substantially the form of Exhibit B-1 or in such other form as the Administrative Agent and the applicable Borrower may agree upon, and shall in each case specify which Borrower is requesting such Borrowing and the requested (A) date of the proposed Borrowing, (B) Type of Advances comprising the proposed Borrowing, (C) amount of the proposed Borrowing, (D) Interest Period for the proposed Borrowing and (E) additional information set forth in Exhibit B-1, as the case may be. If the proposed Borrowing is comprised of Eurodollar Rate Advances, the Administrative Agent shall promptly contact Chase to determine the applicable Eurodollar Rate, which Chase shall promptly provide. Promptly after receipt of such Eurodollar Rate from Chase, the Administrative Agent shall notify the applicable Borrower and each Appropriate Lender of the applicable interest rate under Section 2.07. No Auction Bid Advance and no Fixed Rate Advance shall be requested or made pursuant to a Notice of Borrowing. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this 2.02(a) and of each Lender's portion of the requested Borrowing.

                  (b) Each Swing Line Borrowing shall be made on notice, given not later than 12:00 noon (New York City time) on the date of the proposed Swing Line Borrowing, by the applicable Borrower to the Administrative Agent, which shall give each Swing Line Bank prompt notice thereof and of its portion of the requested Swing Line Borrowing. Each such notice of a Swing Line Borrowing (the "Notice of Swing Line Borrowing") shall be in the form of Exhibit B-2 or in such other form as the Administrative Agent and the applicable Borrower may agree upon, and shall be given by telephone, telex or telecopier and, if by telephone, shall be confirmed immediately in writing (which may be by telecopier) and shall specify therein the requested date (which shall be a Business Day) and amount of such Swing Line Borrowing. Each Swing Line Bank shall, not later than 3:00 p.m., New York City time, on the requested borrowing date, make its portion of the requested Swing Line Borrowing available to the Administrative Agent by wire transfer of immediately available funds to the Administrative Agent. After the Administrative Agent's receipt of such funds and upon fulfillment of the conditions set forth in
Article III, the Administrative Agent will make such funds available to the applicable Borrower at the Administrative Agent's aforesaid address, or, if a Borrowing shall not occur on

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                                                                              18

such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Swing Line Banks.

                  (c) Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the applicable Borrower.

                  SECTION 2.03. GENERAL PROVISIONS RELATING TO ADVANCES. (a) If
(i) the Administrative Agent shall, at least one Business Day before the date of any requested Borrowing comprised of Eurodollar Rate Advances, determine that dollar deposits in the principal amounts of the Eurodollar Rate Advances comprising such Borrowing are not generally available in the London interbank market or that reasonable means do not exist for determining the Eurodollar Rate or (ii) if the Majority Lenders shall, at least one Business Day before the date of any requested Borrowing comprised of Eurodollar Rate Advances, notify the Administrative Agent that the Eurodollar Rate for Eurodollar Rate Advances comprising such Borrowing will not adequately reflect the cost to such Majority Lenders of making or funding their respective Eurodollar Rate Advances for such Borrowing, then, in each case, the Administrative Agent shall give prompt notice thereof to the Borrowers and the right of the Borrowers to select Eurodollar Rate Advances for such Borrowing or any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances giving rise to such suspension no longer exist, and each Advance comprising any such Borrowing shall be a Base Rate Advance.

                  (b) In the case of any Borrowing to be comprised of Eurodollar Rate Advances or Fixed Rate Advances, the applicable Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the proposed date of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date. Each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize the amount of any loss of anticipated profits payable by the applicable Borrower to such Lender pursuant to the immediately preceding sentence.

                  (c) Subject to Section 2.18 and, in the case of Swing Line Advances, Sections 2.01(b) and 2.02(b), each Lender shall make each Advance to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 11:00 a.m., New York City time (or 2:00 p.m., New York City time, in the case of a Base Rate Advance), and the Administrative Agent shall promptly credit the amounts so received to the general deposit account of the applicable Borrower with the Administrative Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Auction Bid Rate Advances shall be made by the Lender or Lenders whose Auction Bids therefor are accepted pursuant to Section 2.01(c) in the amounts so accepted and Revolving Credit Advances shall be made by the Lenders pro rata in accordance with Section 2.01(a).

                  (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Revolving Credit Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such

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                                                                              19

Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

                  (e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                  SECTION 2.04. FEES. (a) The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of such Lender's Commitment from time to time in effect (whether used or unused) from and including the date hereof in the case of each Bank and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, to but excluding the date on which such Commitment terminates. Accrued facility fees shall be payable in arrears on the last Business Day of March, June, September and December of each year, commencing June 30, 2001, on any date on which the obligations of the Lenders to make Advances to a Borrower are terminated pursuant to Article VI and on the Termination Date.

                  (b) The Borrowers agree, jointly and severally, to pay to the Administrative Agent for its own account such fees as may from time to time be agreed between the Administrative Agent and the Borrowers.

                  (c) For each day prior to and including the Termination Date on which the aggregate amount of Facility Usage exceeds 50% of the aggregate amount of the Commitments, each Borrower agrees to pay to the Administrative Agent for the account of each Lender a utilization fee on the unpaid principal amount of each Advance owed by it to such Lender at a rate per annum equal to the Applicable Rate in effect for such day. Accrued utilization fees shall be payable in arrears on the last Business Day of March, June, September and December of each year, commencing June 30, 2001, on any date on which the Advances become due and payable pursuant to Article VI and on the Termination Date.

                  SECTION 2.05. TERMINATION OR REDUCTION OF THE FACILITY. (a) The Commitments and the Swing Line Commitments shall be automatically terminated on the Termination Date.

                  (b) The Borrowers shall have the right at any time prior to the Termination Date, upon at least three Business Days' notice to the Administrative

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                                                                              20

Agent, to terminate in whole or reduce ratably in part the unused portion of the Facility (such unused portion being determined by subtracting the Facility Usage from the Facility); PROVIDED, HOWEVER, that each partial reduction shall be in an amount not less than $25,000,000 or an integral multiple of $5,000,000 in excess thereof; PROVIDED FURTHER, HOWEVER, that the Commitments shall not in any event be reduced to an amount less than the Swing Line Commitments. Each notice delivered by the Borrowers pursuant to this Section 2.05(b) shall be irrevocable; PROVIDED that a notice of termination of the Commitments delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

                  (c) Each reduction in the aggregate Commitments hereunder shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of the Lenders, on the date of each termination or reduction, the facility fees on the amount of the Commitments so terminated or reduced accrued to the date of such termination or reduction. Each reduction in the aggregate Swing Line Commitments hereunder shall be made ratably among the Swing Line Banks in accordance with their respective Swing Line Commitments.

                  (d) Upon at least three Business Days' irrevocable notice to the Administrative Agent, the Borrowers may at any time prior to the Termination Date in whole permanently terminate, or from time to time in part permanently reduce, the Swing Line Commitments; PROVIDED, HOWEVER, that (i) any outstanding Swing Line Advances that would exceed the reduced or terminated Swing Line Commitments must be prepaid in accordance with Section 2.10(b) and (ii) each partial reduction of the Swing Line Commitments shall be in an integral multiple of $5,000,000.

                  (e) Upon at least three Business Days' irrevocable notice to the Administrative Agent, each Borrower may at any time prior to the Termination Date in whole permanently terminate such Borrower's rights to borrow under this Agreement; PROVIDED, HOWEVER, that any outstanding Advances made to such Borrower, all accrued and unpaid interest thereon and all other amounts owed by such Borrower hereunder (including indemnities with respect to any payments in connection with such termination) shall be paid in full on or before the effective date of any such termination in accordance with the terms hereof.

                  SECTION 2.06. REPAYMENT OF ADVANCES. (a) REVOLVING CREDIT ADVANCES. The principal amount of each Revolving Credit Advance made to either Borrower shall become due and payable, and such Borrower agrees to pay the outstanding principal balance of each such Advance, on the Maturity Date.

                  (b) SWING LINE ADVANCES. Each Borrower shall repay the outstanding principal amount of any Swing Line Advance made to it on the earlier of (i) the date that is five Business Days after the date on which such Swing Line Advance was made and (ii) the Termination Date.

                  (c) AUCTION BID ADVANCES. Each Borrower shall repay the aggregate principal amount of each Auction Bid Advance made to it on the earlier of (i) the last day of the Interest Period applicable to such Auction Bid Advance and (ii) the Termination Date.

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                                                                              21


                  (d) Each Lender and each Swing Line Bank shall, and is hereby authorized by each Borrower to, maintain in accordance with its usual practice records evidencing the indebtedness of such Borrower to such Lender hereunder from time to time, including the amounts and Types of and Interest Periods applicable to the Advances made by such Lender from time to time and the amounts of principal and interest paid to such Lender from time to time in respect of such Advances.

                  (e) The entries made in the records maintained pursuant to paragraph (d) of this Section 2.06 and in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) shall be PRIMA FACIE evidence of the existence and amounts of the obligations of each Borrower to which such entries relate; PROVIDED, HOWEVER, that the failure of any Lender, any Swing Line Bank or the Administrative Agent to maintain or to make any entry in such records or the Register, as applicable, or any error therein, shall not in any manner affect the obligations of such Borrower to repay the Advances in accordance with the terms of this Agreement.

                  SECTION 2.07. INTEREST. (a) ORDINARY INTEREST. Each Borrower shall pay interest on the unpaid principal amount of each Advance owed by it to each Lender from the date of such Advance until such principal amount shall become due and payable, at the following rates per annum:

                  (i) BASE RATE ADVANCES. If such Advance is a Base Rate Advance (including a Swing Line Advance), a rate per annum for any day during the applicable Interest Period equal to the Base Rate in effect from time to time during such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of six months, on the day which occurs during such Interest Period three months from the first day of such Interest Period.

                  (ii) EURODOLLAR RATE ADVANCES. If such Advance is a Eurodollar Rate Advance, a rate per annum for any day during the applicable Interest Period equal to the sum of (A) the Eurodollar Rate determined by Chase to be in effect for the Interest Period applicable to such Eurodollar Rate Advance plus (B) in the case of each Eurodollar Revolving Credit Advance, the Applicable Rate in effect from time to time during such Interest Period, and, in the case of each Eurodollar Auction Bid Advance, the Margin (which may be negative) applicable to such Advance, in each case payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of six months, on the day which occurs during such Interest Period three months from the first day of such Interest Period.

                  (iii) FIXED RATE ADVANCES. If such Advance is a Fixed Rate Advance, a rate per annum equal to the Fixed Rate applicable to such Advance, payable in arrears on the last day of the Interest Period applicable to such Fixed Rate Advance and, if such Interest Period has a duration of more than 90 days, on each day which occurs during such Interest Period every 90 days from the first day of such Interest Period.

                  (b) DEFAULT INTEREST. Each Borrower shall pay interest on the unpaid principal amount of each Advance made to it that is not paid when due and, to the extent permitted by law, on the unpaid amount of all interest, fees and other amounts payable hereunder by it that is not paid when due, payable on demand, at a rate per annum equal at all times to (i) in the case of any amount of principal, the greater of

(A) 2% per annum above the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due and (B) 2% per annum above the Base Rate in effect from time to time and (ii) in the case of all other amounts, 2% per annum above the Base Rate in effect from time to time.

                  SECTION 2.08. ADDITIONAL INTEREST ON EURODOLLAR RATE ADVANCES. The applicable Borrower shall pay to each Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Lender, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Lender and notified to the applicable Borrower through the Administrative Agent.

                  SECTION 2.09. INTEREST RATE DETERMINATION. The Administrative Agent shall give prompt notice to the applicable Borrower and the Appropriate Lenders of the applicable Eurodollar Rate determined by Chase hereunder in respect of each Interest Period for Eurodollar Rate Advances. The failure of the Administrative Agent to give notice to the applicable Borrower pursuant to this
Section 2.09 shall not relieve such Borrower from its obligation to pay any interest in accordance with the terms of this Agreement.

                  SECTION 2.10. PREPAYMENTS. (a) The Borrowers shall have no right to prepay (i) any principal amount of any Revolving Credit Advances other than as provided in subsection (b) below or (ii) any Auction Bid Advances.

                  (b) Each Borrower may, upon irrevocable notice given to the Administrative Agent not later than 10:00 a.m. (New York City time) on the third Business Day prior to the date of the proposed prepayment in the case of a Eurodollar Rate Advance, and on the first Business Day prior to the date of the proposed prepayment in the case of Base Rate Advances and Swing Line Advances, stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall, prepay the outstanding principal amounts of the Advances made to it comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; PROVIDED, HOWEVER, that (x) each partial prepayment shall be in an aggregate principal amount not less than $25,000,000 or an integral multiple of $5,000,000 in excess thereof and (y) in the case of any such prepayment of a Eurodollar Rate Advance, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to
Section 8.04(c). Any prepayment of Advances after the Termination Date shall be permanent, and no portion of Advances prepaid after the Termination Date may be re-borrowed hereunder.

                  SECTION 2.11. INCREASED COSTS. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances or Fixed Rate Advances, then the applicable Borrower, in the case of outstanding Advances, and each Borrower, jointly and severally, in all other cases, agrees from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), to pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; PROVIDED, HOWEVER, that, before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, submitted to the applicable Borrower or the Borrowers, as the case may be, and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender determines that the adoption after the date hereof of any applicable law, rule, regulation or guideline regarding minimum capital, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (whether or not having the force of law) or compliance by any Lender with any such adoption or change has the effect of reducing the rate of return on capital for such Lender or any corporation controlling such Lender as a consequence of its Commitment or Swing Line Commitment to lend hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance, then from time to time, upon demand by such Lender, the Borrowers agree, jointly and severally, to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  SECTION 2.12. ILLEGALITY. Notwithstanding any other provision of this Agreement, if any Lender shall in good faith determine that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, such Lender shall so notify the Borrowers and the Administrative Agent. Before giving any such notice to the Borrowers pursuant to this Section, such Lender shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office if such designation will avoid the need for giving such notice and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. Upon receipt of such notice, (i) each then outstanding Eurodollar Rate Advance of such Lender shall automatically convert to a Base Rate Advance and shall be maintained as a Base Rate Advance through the last day of the Interest Period applicable thereto,
(ii) such Lender shall not submit an Auction Bid in response to a request for Eurodollar Auction Bid Advances, and (iii) the obligation of such Lender to make Eurodollar Rate Advances shall be suspended until such Lender shall notify the Borrowers and the Administrative Agent that the circumstances causing such suspension no longer exist. Without limiting the Borrowers' rights under Section 2.16, if at any time after such Lender gives notice of a determination as provided above in this Section 2.12, a Borrower notifies the Administrative Agent that it wishes to make a Borrowing consisting of Eurodollar Rate Advances (or if at the time of such notice, a Borrower has previously notified the Administrative Agent of such a Borrowing, but such Borrowing has not yet been

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                                                                              24

made), such notification of Borrowing shall be deemed to request that such Lender (and only such Lender) make an Advance in the form of a Base Rate Advance for the Interest Period corresponding to the Interest Period applicable to the Eurodollar Rate Advances to be made by the other Lenders.

                  SECTION 2.13. PAYMENTS AND COMPUTATIONS. (a) Each Borrower shall make each payment hereunder not later than 11:00 a.m. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at its address referred to in Section 8.02 in same day funds. Except as required under Section 2.12, each Revolving Credit Borrowing, each payment or prepayment of principal of any Revolving Credit Borrowing, each payment of the facility fees, each reduction of the Commitments and each conversion or continuation of any Revolving Credit Borrowing with a Revolving Credit Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Revolving Credit Advances). Each payment of principal of any Auction Bid Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective principal amounts of their outstanding Auction Bid Advances comprising such Borrowing. Each payment of interest on any Auction Bid Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Auction Bid Advances comprising such Borrowing. For purposes of determining the available Commitments of the Lenders at any time, each outstanding Auction Bid Borrowing and each outstanding Swing Line Borrowing shall be deemed to have utilized the Commitments of the Lenders (including those Lenders which shall not have made Swing Line Advances or shall not have made Advances as part of such Auction Bid Borrowing) pro rata in accordance with such respective Commitments; provided, HOWEVER, that the Commitments so deemed to be utilized shall in any event be available for the purpose of refinancing such Borrowing or such Swing Line Borrowing, as the case may be. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) All computations of interest pursuant to Section 2.07 and of fees payable hereunder shall be made by the Administrative Agent, and all computations of interest pursuant to Section 2.08, shall be made by a Lender, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable; PROVIDED, HOWEVER, that all computations of interest based on the Base Rate when the Base Rate is determined by reference to paragraph (a) of the definition thereof shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as applicable, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Administrative Agent (or, in the case of Section 2.08, by a Lender) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; PROVIDED, HOWEVER, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (d) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Lenders hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that a Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  SECTION 2.14. TAXES. (a) Any and all payments by a Borrower hereunder shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender and the Administrative Agent, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If a Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrowers agree, jointly and severally, to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, enforcement or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

                  (c) Without duplication with respect to any amounts paid pursuant to Section 2.14(a) or (b), to the extent attributable to an Advance made to a Borrower, such Borrower will, and in each other case, the Borrowers will, on a joint and several basis, indemnify each Lender, each Swing Line Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this

Section 2.14) paid by such Lender, such Swing Line Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender, such Swing Line Bank or the Administrative Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the applicable Borrower will furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. If any payment hereunder is to be made by a Borrower through an account or branch outside the United States or on behalf of a Borrower by a payor that is not a United States person and if no taxes are payable with respect to such payment, such Borrower will, upon the request of the Majority Lenders, furnish, or will cause the payor to furnish, to the Administrative Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code of 1986, as amended.

                  (e) Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any political subdivision thereof (a "Non-U.S. Lender") shall deliver to the Borrowers and the Administrative Agent (i) two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI or (ii) in the case of a Non-U.S. Lender claiming exemption from Federal withholding tax under Section 871(h) or 881(c) of the United States Internal Revenue Code (the "Code") with respect to payments of "portfolio interest", a Form W-8BEN or any successor form accompanied by a certificate representing that such Non-U.S. Lender is not a bank for purposes of
Section 881(c) of the Code, is not a ten percent shareholder of either Borrower within the meaning of 871(h)(3)(B) of the Code and is not a controlled foreign corporation related to either Borrower within the meaning of Section 864(d)(4) of the Code. Such forms shall be properly executed and delivered to the Borrowers on or before the date upon which such Non-U.S. Lender becomes a party to this Agreement (or, in the case of a Non-U.S. Lender that is an assignee or participant, on or before the date of assignment or transfer) or, in the event that such Non-U.S. Lender changes its applicable lending office, the date such new lending office is designated. In addition, each Non-U.S. Lender shall deliver successor forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender.

                  (f) For any period with respect to which a Lender has failed to provide a Borrower with the appropriate form described in Section 2.14(e) (OTHER THAN if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.14(c) with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that, should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the applicable Borrower shall take such steps (at the expense of such Lender) as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (g) Subject to compliance with Section 8.07, in the event that a Lender that originally provided such form as may be required under Section 2.14(e) thereafter

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                                                                              27

ceases to qualify for complete exemption from United States withholding tax, such Lender may assign its interest under this Agreement to any assignee and such assignee shall be entitled to the same benefits under this Section 2.14 as the assignor provided that (i) the rate of United States withholding tax applicable to such assignee shall not exceed the rate then applicable to the assignor and (ii) in the reasonable judgment of such Lender, such assignment will not subject such Lender to any unreimbursed cost or be otherwise disadvantageous to such Lender.

                  (h) Any Lender claiming any additional amounts payable pursuant to this Section 2.14 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (i) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.14 shall survive the payment in full of principal and interest hereunder.

                  SECTION 2.15. SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Credit Advances made by it (other than pursuant to Section 2.03(b), 2.08, 2.11, 2.14, 2.16 or 2.18) to either Borrower in excess of its ratable share of payments on account of the Revolving Credit Advances to such Borrower obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Revolving Credit Advances to such Borrower made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The foregoing provisions shall apply equally to payments obtained in respect of Unrefunded Swing Line Advance participations held by the Lenders pursuant to Section 2.01(b)(iii), with the same effect as if each reference in the immediately preceding sentence to "Revolving Credit Advances" of a Borrower were a reference to participations in Unrefunded Swing Line Advances of such Borrower. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

                  SECTION 2.16. SUBSTITUTION OF LENDERS. If (i) any Lender shall request payment by a Borrower of any amounts payable by such Borrower pursuant to Section 2.11 or 2.14 and at such time additional amounts payable by a Borrower to such Lender pursuant to Section 2.11 or 2.14 shall continue to accrue or (ii) any Lender's obligation to make Eurodollar Rate Advances shall be suspended pursuant to Section 2.12, then, in each case, the Borrowers may demand that such Lender assign its rights and obligations hereunder to one or more Eligible Assignees selected by the Borrowers in accordance with Section 8.07; PROVIDED, HOWEVER, that no Lender shall

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                                                                              28

be obligated to make any such assignment as a result of a demand by the Borrowers unless and until such Lender shall have received one or more payments from the Borrowers or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest and accrued fees thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement.

                  SECTION 2.17. USE OF PROCEEDS. The proceeds of the Advances shall be available (and each Borrower agrees that it shall use such proceeds) for general corporate purposes outside of Switzerland.

                  SECTION 2.18. EXTENSION OF TERMINATION DATE AND MATURITY DATE.
(a) The Borrowers may, by delivery to the Administrative Agent of a written request of extension (a "Request of Extension") in substantially the form of Exhibit C, given no earlier than 45 days and no later than 30 days prior to May 24, 2002 (the "First Extension Date") and, if the Termination Date shall have been extended pursuant hereto on the First Extension Date, May 23, 2003 (the "Second Extension Date"; and together with the First Extension Date, each an "Extension Date"), respectively, request that each Lender agree to extend the Termination Date applicable to its Commitment by, in the case of the First Extension Date, 364 days and, in the case of the Second Extension Date, an additional 364 days. Each Lender shall respond by returning a completed Request of Extension to the Administrative Agent no earlier than 30 days and no later than 15 days prior to the Extension Date identified in such Request of Extension, and the Administrative Agent shall promptly but in no event later than such 10th day prior to such Extension Date, notify the Borrowers as to each Lender's response. A failure on the part of any Lender to return a completed Request of Extension hereunder shall be deemed a rejection by such Lender of such Request of Extension. If on the 10th day prior to the Extension Date identified in such Request of Extension, the Majority Lenders (determined as of such 10th day) shall have agreed to such extension, then the Termination Date shall, on such Extension Date, become the date which is 364 days from such Extension Date and the Maturity Date shall become the date which is one year after such new Termination Date, in each case as to each Lender which agreed to such extension; PROVIDED, HOWEVER, that such extension of the Termination Date and the Maturity Date shall not become effective as to any Lender which did not agree to such extension. If on such 10th day the Majority Lenders (determined as of such 10th day) shall not have agreed to such extension, such extension shall not become effective as to any Lender.

                  (b) If on the 10th day referred to above, the Majority Lenders (determined as of such 10th day) have approved such extension, but any Lender has notified the Administrative Agent that such Lender does not agree to an extension requested by a Request of Extension, the Borrowers may demand such Lender to assign, pursuant to Section 8.07, all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing it) to an Eligible Assignee, with such assignment to be consummated before the 5th day prior to such Extension Date identified in such Request of Extension; PROVIDED, HOWEVER, that no Lender shall be obligated to make any such assignment as a result of a demand by the Borrowers unless and until such Lender shall have received one or more payments from the applicable Borrowers or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest and accrued fees thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement.

                  SECTION 2.19. CONVERSION AND CONTINUATION OF REVOLVING CREDIT BORROWINGS. Each Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (i) not later than 11:00 a.m., New York City time, one Business Day prior to conversion, to convert any Revolving Credit Borrowing of such Borrower into a Borrowing consisting of Base Rate Advances and (ii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any Revolving Credit Borrowing of such Borrower into a Borrowing consisting of Eurodollar Rate Advances or to continue any Borrowing consisting of Eurodollar Rate Advances to such Borrower for an additional Interest Period, subject in each case to the following:

                  (a) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Advances comprising the converted or continued Borrowing;

                  (b) less than all the outstanding principal amount of any Borrowing may be converted or continued, but in such case the aggregate principal amount of such Borrowing converted or continued shall be an integral multiple of $5,000,000 and not less than $25,000,000;

                  (c) accrued interest on an Advance (or portion thereof) being converted shall be paid by the applicable Borrower at the time of conversion;

                  (d) if any Borrowing consisting of Eurodollar Rate Advances is converted at a time other than the end of the Interest Period applicable thereto, the applicable Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 8.04(c) as a result of such conversion;

                  (e) any portion of a Borrowing maturing or required to be repaid in less than one month or 30 days, respectively, may not be converted into or continued as a Borrowing consisting of Eurodollar Rate Advances;

                  (f) any portion of a Borrowing consisting of Eurodollar Rate Advances which cannot be continued as such by reason of clause (e) above shall be automatically converted at the end of the Interest Period in effect for such Borrowing into a Revolving Credit Borrowing consisting of Base Rate Advances;

                  (g) no Interest Period may be selected for any Borrowing that would end later than the Maturity Date; and

                  (h) at any time when there shall have occurred and be continuing any Default or Event of Default, no Borrowing may be converted into or continued as a Eurodollar Rate Advance.

                  Each notice pursuant to this Section 2.19 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Revolving Credit Borrowing that the applicable Borrower requests to be converted or continued, (ii) the Type of Advances into which such Borrowing is to be converted to or continued, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Borrowing consisting of Eurodollar Rate Advances, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Borrowing consisting of Eurodollar Rate

Advances, the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Lenders of any notice given pursuant to this Section 2.19 and of each Lender's portion of any converted or continued Borrowing. If the applicable Borrower shall not have given notice in accordance with this Section to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as a Base Rate Borrowing.

                                   ARTICLE III

                              CONDITIONS OF LENDING

                  SECTION 3.01. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of May 25, 2001, when, and only when, before 3:00 p.m. May 25, 2001, (x) the Existing Credit Agreements shall have been terminated and all indebtedness and other monetary obligations thereunder shall have been repaid in full by the borrowers thereunder and (y) the Administrative Agent shall have received (i) counterparts of this Agreement executed by the Borrowers, the Administrative Agent and each Lender, (ii) counterparts of the Guarantee executed by the Guarantor and the Administrative Agent and (iii) all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents except as otherwise approved by the Administrative Agent), in form and substance satisfactory to the Administrative
Agent:

                  (a) Certified copies of the resolutions of the Board of Directors of each Borrower approving or authorizing approval of the execution, delivery and performance of this Agreement and of all documents evidencing other necessary corporate action and governmental and regulatory approvals, if any, with respect to this Agreement.

                  (b) A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Agreement and the other documents to be delivered hereunder.

                  (c) a certificate or certificates of an appropriate officer of the jurisdiction of organization of each Borrower, dated as of a date reasonably near the Effective Date, attaching the certificate of incorporation or other constitutive documents of such Borrower and each amendment thereto on file in his office and certifying that (i) such certificate of incorporation or other constitutive documents are true and complete copies thereof, (ii) such amendments (if any) are the only amendments to such certificate of incorporation or other constitutive documents on file in his office, (iii) such Borrower has paid all franchise taxes to the date of such certificate and (iv) such Borrower is duly incorporated and in good standing under the laws of such jurisdiction; and

                  (d) A favorable opinion of each of Cleary, Gottlieb, Steen & Hamilton, Joseph T. McLaughlin, Esq., General Counsel of the Borrowers, and Niederer Kraft & Frey, counsel for the Guarantor, substantially in the form of Exhibit D-1, D-2, and D-3, respectively, and as to such other matters as any Lender and any Swing Line Bank through the Administrative Agent may reasonably request.

                  (e)(i) Certified copies of the resolutions of the Board of Directors of the Guarantor approving or authorizing approval of the execution, delivery and performance of the Guarantee and of all documents evidencing other necessary corporate action and governmental and regulatory approvals, if any, with respect to the Guarantee.

                  (ii) A certificate of the Secretary, an Assistant Secretary, a Director or another officer of the Guarantor certifying the names of the officers of the Guarantor authorized to sign the Guarantee and the other documents to be delivered thereunder.

                  (iii) A certificate from the jurisdiction of domicile of the Guarantor as to registration and incorporation of the Guarantor, dated as of a date reasonably near the Effective Date, and a certified copy of the By-Laws of the Guarantor as presently in force and on file in such jurisdiction.

                  SECTION 3.02. CONDITIONS PRECEDENT TO EACH BORROWING. The obligation of each Lender to make an Advance on the occasion of each Borrowing (including the initial Borrowing) and the obligation of the Swing Line Banks to make Swing Line Advances hereunder shall be subject to the further conditions precedent that on the date of such Borrowing: (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the applicable Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Borrowing such statements (other than any such statements with respect to representations and warranties made by the other Borrower) are true):

                  (i) The representations and warranties contained in Article III of the Guarantee (excluding that set forth in the last sentence of Section 3.05 thereof) and contained in Article IV hereof (excluding that contained in Section 4.01(l)) are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

                  (ii) No Default has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom; and

                  (b) the Administrative Agent shall have received such other approvals, opinions or documents as the Majority Lenders through the Administrative Agent may reasonably request. During the term of this Agreement (whether or not any Advances are outstanding hereunder), each Lender shall use reasonable efforts to promptly notify the Borrowers of any approvals, opinions or documents which such Lender may thereafter request pursuant to this clause
(b) of Section 3.02.

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                                                                              32

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:

                  (a) Such Borrower and each of its Principal Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or, if not a corporation, the jurisdiction of its organization), (ii) has all corporate power (or, in the case of any such Principal Subsidiary which is not a corporation, has all necessary power) to own its property and carry on its business as now being conducted and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except to the extent that failure to so qualify (or be so licensed or registered) does not and is not reasonably likely to have a material adverse effect on the consolidated financial condition or operations of the Guarantor and its Subsidiaries.

                  (b) The execution, delivery and performance by such Borrower of this Agreement are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not (i) contravene such Borrower's charter or by-laws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any agreement to which such Borrower or any of its Principal Subsidiaries is a party or which is binding on such Borrower's or any of its Principal Subsidiaries' properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Borrower or any of its Principal Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Borrower of this Agreement.

                  (d) This Agreement is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.

                  (e) There is no pending or threatened action or proceeding affecting such Borrower or any Principal Subsidiary of such Borrower before any court, governmental agency or arbitrator, (i) which has or is likely to have a material adverse effect on the consolidated financial condition or business of the Guarantor and its Subsidiaries or (ii) which purports to affect the legality, validity or enforceability of this Agreement.

                  (f) Neither such Borrower nor the Guarantor is an "investment company", as such term is defined in the Investment Company Act of 1940, as amended.

                  (g) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of such Borrower or any of its ERISA Affiliates that has resulted in or is reasonably likely to result in liability of such Borrower or any of its ERISA Affiliates exceeding $30,000,000.

                  (h) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan of such Borrower or any of its ERISA Affiliates at the time of such filing, copies of which have been filed with the Internal Revenue Service and furnished to the Banks, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status except any change that has been previously disclosed in writing to the Banks.

                  (i) Neither such Borrower nor any of its ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability exceeding $30,000,000 to any Multiemployer Plan.

                  (j) Neither such Borrower nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of such Borrower or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or has been terminated with a resulting Withdrawal Liability exceeding $30,000,000, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA, with a resulting Withdrawal Liability exceeding $30,000,000.

                  (k) No part of the proceeds of any Advance will be used in such a manner as to result in a violation of Section 7 of the Securities Exchange Act of 1934 or any of the margin regulations of the Board of Governors of the Federal Reserve System promulgated thereunder, including, without limitation, Regulations U, T and X thereunder.

                  (l) No material adverse change in the financial position or business of the Guarantor or the Guarantor and its Subsidiaries, on a consolidated basis, has occurred since December 31, 2000.

                  (m) Each CSFB Broker-Dealer is a registered broker-dealer in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so register except to the extent that failure to so register does not and is not reasonably likely to have a material adverse effect on the financial condition or operations of such CSFB Broker-Dealer or the consolidated financial condition or operations of Credit Suisse Group and its Subsidiaries. Each CSFB Broker-Dealer is a member organization in good standing of the NYSE and the NASD and is duly registered as a broker-dealer with the Commission.

                  (n) The Part I FOCUS Reports of each CSFB Broker-Dealer for the quarter most recently ended, and for the month ended March 31, 2001, each prepared in accordance with NYSE and Commission rules and regulations and generated from the same information used by such CSFB Broker-Dealer to prepare the Part II FOCUS Report filed with the NYSE or Commission for each such period, copies of which are to be furnished to each Bank, are correct in all material respects.

                  (o) Each CSFB Broker-Dealer is engaged, directly or indirectly, in the business of investment banking.

                                    ARTICLE V

                           COVENANTS OF THE BORROWERS

                  SECTION 5.01. AFFIRMATIVE COVENANTS. So long as the principal of or interest on any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, each Borrower will, unless the Majority Lenders shall otherwise consent in writing:

                  (a) COMPLIANCE WITH LAWS, ETC. Comply, and cause each Principal Subsidiary owned by it to comply, with all applicable laws (including, without limitation, any applicable federal or state securities laws, any applicable provisions of ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rules, regulations and orders, except when the failure to so comply is not reasonably likely to have a material adverse effect on the consolidated financial condition or operations of the Guarantor and its Subsidiaries or, in the case of any such failure by a Principal Subsidiary, on the financial condition or operations of such Principal Subsidiary.

                  (b) MAINTENANCE OF EXISTENCE. Preserve and maintain, and cause each Principal Subsidiary owned by it to preserve and maintain, its corporate existence in good standing and qualify and remain qualified to do business as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it therein or the conduct of its business is such that failure to qualify or be licensed has or would be reasonably likely to have a material adverse effect on the consolidated financial condition or operations of the Guarantor and its Subsidiaries; PROVIDED, HOWEVER, that the foregoing shall not prohibit any merger, consolidation or liquidation permitted by Sections 5.01(f), 5.02(b) and 5.02(i).

                  (c) PAYMENT OF TAXES, ETC. Pay and discharge, and cause each Principal Subsidiary owned by it to pay and discharge, before the same shall become delinquent, all taxes, assessments and governmental charges or levies imposed upon it or upon its property; PROVIDED, HOWEVER, that neither such Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with generally accepted accounting principles.

                  (d) MAINTENANCE OF INSURANCE. Maintain, and cause each Principal Subsidiary owned by it to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Subsidiary operates.

                  (e) REPORTING REQUIREMENTS. Furnish to the Lenders:

                           (i) as soon as available and in any event within 90
                  days after the end of each fiscal year of each Borrower, a copy of the annual audit report for such year for such Borrower and its Subsidiaries, containing consolidated financial statements for such year certified in a manner acceptable to the Majority Lenders by KPMG LLP or other

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                                                                              35

                  independent public accountants acceptable to the Majority Lenders, together with (A) a certificate of the chief financial officer or the comptroller or other appropriate officer of such Borrower stating that no Default with respect to such Borrower or the Guarantor has occurred and is continuing or, if such a Default has occurred and is continuing, a statement as to the nature thereof and the action that such Borrower or the Guarantor, as the case may be, has taken and proposes to take with respect thereto and
                  (B) a summary of legal proceedings relating to the Guarantor or any of its Subsidiaries the likely effect of which would be to result in a material adverse change in the financial condition of the Guarantor and its Subsidiaries on a consolidated basis;

                           (ii) as soon as available and in any event within 45
                  days after the end of each of the first three quarters of each fiscal year of each of the Borrowers and each CSFB Broker-Dealer, consolidated balance sheets of each Borrower and its Subsidiaries and each CSFB Broker-Dealer and its Subsidiaries as of the end of such quarter and consolidated statements of income and cash flows of each Borrower and its Subsidiaries and each CSFB Broker-Dealer and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or the comptroller or other appropriate officer of each Borrower and each CSFB Broker-Dealer, respectively, together with (A) a certificate of said officer stating that no Default with respect to such Borrower or the Guarantor has occurred and is continuing or, if such a Default has occurred and is continuing, a statement as to the nature thereof and the action that such Borrower or the Guarantor, as the case may be, has taken and proposes to take with respect thereto and (B) a summary of legal proceedings relating to the Guarantor or any of its Subsidiaries the likely effect of which would be to result in a material adverse change in the financial condition of the Guarantor and its Subsidiaries on a consolidated basis;

                           (iii) as soon as available and in any event within 90
                  days after the end of each fiscal year of each CSFB Broker-Dealer, a copy of the annual audit report for such year for such CSFB Broker-Dealer and its Subsidiaries, containing consolidated financial statements for such year certified in a manner acceptable to the Majority Lenders by KPMG LLP or other independent public accountants acceptable to the Majority Lenders, together with a certificate of such accounting firm to the Lenders stating that in the course of the regular audit of the business of such CSFB Broker-Dealer and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default under Section 5.02 or 6.01(n) has occurred and is continuing or, if such accounting firm has obtained knowledge that such a Default has occurred and is continuing, a statement as to the nature thereof;

                           (iv) promptly after the sending or filing thereof, a
                  copy of any notification given by any CSFB Broker-Dealer to the Commission regarding a net capital deficit or any capital withdrawal made pursuant to the Net Capital Rule;

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                                                                              36

                           (v) within two Business Days after any CSFB
                  Broker-Dealer files its Part II FOCUS Report for each month with the NYSE or the Commission, a Part I FOCUS Report for such CSFB Broker-Dealer for such period, prepared in accordance with NYSE and Commission rules and regulations, and generated from the same information used by such CSFB Broker-Dealer to prepare the Part II FOCUS Report filed with the NYSE or the Commission for such period; PROVIDED, HOWEVER, that, notwithstanding the foregoing, a copy of any Part I FOCUS Report for such CSFB Broker-Dealer actually filed with the NYSE or the Commission shall be furnished to the Lenders promptly upon the filing thereof;

                           (vi) as soon as available and in any event within 90
                  days after the end of the first six months of each fiscal year of CSFB, consolidated balance sheets of CSFB and its Subsidiaries as of the end of such six month period and consolidated statements of income of CSFB and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such six month period, certified by the chief financial officer or the comptroller or other appropriate officer of CSFB (it being understood that the furnishing of any such certified balance sheets and statements of income by either Borrower shall fulfill this requirement for the relevant period for both Borrowers);

                           (vii) as soon as available and in any event within
                  180 days after the end of each fiscal year of CSFB, a copy of the annual audit report for such year for CSFB and its Subsidiaries, containing consolidated financial statements for such year certified in a manner acceptable to the Majority Lenders by KPMG LLP or other independent public accountants acceptable to the Majority Lenders (it being understood that the furnishing of any such certified audit report by either Borrower shall fulfill this requirement for the relevant fiscal year for both Borrowers);

                           (viii) as soon as available and in any event within
                  90 days after the end of the first six months of each of Credit Suisse Group's financial years, Credit Suisse Group's consolidated semi-annual report and unaudited accounts, certified in a manner acceptable to the Majority Lenders by the chief financial officer or the comptroller or other appropriate officer of Credit Suisse Group, as at the end of and for such six month period, together with copies of the related directors' reports;

                           (ix) as soon as available and in any event within 180
                  days after the end of each of Credit Suisse Group's financial years, Credit Suisse Group's consolidated and unconsolidated annual reports and audited accounts as at the end of and for that financial year, certified in a manner acceptable to the Majority Lenders by independent public accountants acceptable to the Majority Lenders, together with copies of the related directors' and auditors' reports;

                           (x) as soon as possible and in any event within five
                  days after the occurrence of each Event of Default with respect to such Borrower or the Guarantor and each event which, with the giving of notice or

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                                                                              37

                  lapse of time, or both, would constitute an Event of Default with respect to such Borrower or the Guarantor, a statement of the Chief Financial Officer or other appropriate officer of such Borrower setting forth details of such Event of Default or event and the action which such Borrower or the Guarantor, as the case may be, has taken and proposes to take with respect thereto;

                           (xi) promptly after the sending or filing thereof,
                  (A) copies of all reports which such Borrower or any CSFB Broker-Dealer sends to any holders of its securities registered with the Commission under the Securities Exchange Act of 1934, as amended, and (B) copies of all regular, periodic and special reports, and all registration statements, that such Borrower or any CSFB Broker-Dealer, as applicable, files with the Commission or any governmental agency that may be substituted therefor, or with any national securities exchange in each case with respect to such securities;

                           (xii) promptly after the filing or receiving thereof,
                  (a) copies of all notices received from the Internal Revenue Service, the Department of Labor or the PBGC by such Borrower or any Subsidiary of such Borrower with respect to an ERISA Event and (b) copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed with the Internal Revenue Service for each Plan of such Borrower and any of its ERISA Affiliates;

                           (xiii) promptly after the commencement thereof,
                  notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Guarantor or any of its Subsidiaries the likely effect of which would be to result in a material adverse change in the financial condition of the Guarantor and its Subsidiaries, on a consolidated basis;

                           (xiv) such other information respecting the condition
                  or operations, financial or otherwise, of such Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request;

                           (xv) (A) at the same time as sent to the Guarantor's
                  shareholders, any circular, document or other written information sent to the Guarantor's shareholders as such (including interim reports if and to the extent that these are prepared and distributed); and

                           (B) such other information relating to the
                  consolidated financial condition or business of the Guarantor and its Subsidiaries as the Administrative Agent (or any Lender through the Administrative Agent) may from time to time reasonably request, except for such information as is customarily and reasonably regarded by the Guarantor as confidential; and

                           (xvi) promptly after the announcement thereof by the
                  applicable rating agency, notice of any change in the rating of the Index Debt by S&P or Moody's (or any substitute rating agency).

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                                                                              38

                  (f) OWNERSHIP OF PRINCIPAL SUBSIDIARIES. In the case of CSFB Inc., maintain ownership of 100% of (i) the voting common stock of each Principal Subsidiary and (ii) the combined voting power of all capital stock of each Principal Subsidiary entitled to vote in the election of directors; PROVIDED, HOWEVER, that the foregoing shall not prohibit any merger or consolidation of a Principal Subsidiary with or into a Borrower or another Person or any liquidation of a Principal Subsidiary into a Borrower or another Subsidiary of CSFB Inc., so long as the requirements of clauses (i) and (ii) of this sentence are satisfied by CSFB Inc. with respect to the surviving entity in any such merger or consolidation or the Subsidiary receiving such liquidation (in each case if such surviving or receiving entity is not CSFB Inc.). In the case of CSFB (USA), maintain ownership of 100% of (i) the voting common stock of each CSFB Broker-Dealer and (ii) the combined voting power of all capital stock of each CSFB Broker-Dealer entitled to vote in the election of directors; PROVIDED, HOWEVER, that the foregoing shall not prohibit any merger or consolidation of a CSFB Broker-Dealer with or into another Person or any liquidation of a CSFB Broker-Dealer into another Subsidiary of CSFB (USA), so long as the entity surviving such merger or consolidation or receiving such liquidation is a CSFB Broker-Dealer in respect of which the requirements of clauses (i) and
         (ii) of this sentence are satisfied by CSFB (USA).

                  SECTION 5.02. NEGATIVE COVENANTS. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, each Borrower will not, without the written consent of the Majority Lenders:

                  (a) LIENS, ETC. Create or suffer to exist any Lien, upon or with respect to any of its properties of any character (including, without limitation, the capital stock of the Principal Subsidiaries owned by it) whether now owned or hereafter acquired, or assign any right of such Borrower to receive income to secure or provide for the payment of any Debt of any Person, OTHER THAN any of the following Liens as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (i) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(c) hereof; (ii) Liens imposed by law arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (iii) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (iv) Liens incurred in the ordinary course of business.

                  (b) MERGERS, ETC. Consolidate with or merge into or with, or sell or otherwise dispose of all or substantially all of its assets to, any Person, or acquire all or substantially all of the assets of any Person, unless, in the case of any such proposed consolidation, merger or acquisition of assets, (i) immediately after giving effect to such transaction, (A) no Default would exist and (B) the ratings by S&P and Moody's of the Index Debt would not be less than the ratings by S&P and Moody's of the Index Debt immediately before giving effect to such proposed transaction and (ii) in the case of any proposed merger or consolidation to which such Borrower will be a party (unless such Borrower will be the survivor), the corporation formed by any such consolidation or into which such Borrower shall be merged shall (A) assume such Borrower's obligations hereunder pursuant to an agreement or instrument reasonably satisfactory in form and substance to the Administrative Agent and (B) be a direct or indirect wholly-owned Subsidiary of the Guarantor.

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                                                                              39

                  (c) INTERNATIONAL BANKING ACT OF 1978; BANK HOLDING COMPANY ACT OF 1956. Violate the International Banking Act of 1978, as amended from time to time ("IBA") or the Bank Holding Company Act of 1956, as amended from time to time ("BHCA"), or any order, regulation, interpretation or advice issued or promulgated by, or on behalf of, the Board of Governors of the Federal Reserve System with respect to the applicability of the IBA or the BHCA to such Borrower, its Subsidiaries and its and their respective activities (including, without limitation, any restrictions on such Borrower's ability to, directly or indirectly, acquire the voting stock of a company or engage in investment banking or merchant banking activity) if such violation could reasonably be expected to have a material adverse effect on the financial condition or operations of any CSFB Broker-Dealer or the consolidated financial condition or operations of the Guarantor and its Subsidiaries.

                  (d) COMPLIANCE WITH ERISA. Permit to exist any occurrence of any Reportable Event (as defined in Title IV of ERISA), or any other event or condition, which presents a material risk of termination by the PBGC of any Plan and the imposition of liability on such Borrower or any of its ERISA Affiliates exceeding $30,000,000.

                  (e) PREPAYMENTS, ETC. OF SUBORDINATED DEBT. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof, or make any payment in violation of any subordination terms of, any Debt which is subordinated in right of payment to the obligations of such Borrower under this Agreement at any time when (i) an Advance is outstanding hereunder or (ii) any interest, fees or other amounts are due and payable by such Borrower hereunder; PROVIDED, HOWEVER, that such limitation shall not apply to the prepayment, redemption, purchase or defeasance by such Borrower of any subordinated medium-term note or other such subordinated debt if such Borrower immediately reissues subordinated Debt in a principal amount equal to or greater than the amount of such subordinated debt so prepaid, redeemed, purchased or defeased and such reissued subordinated Debt (A) is subordinated in right of payment to the Debt under this Agreement on terms no less favorable to the Lenders than the Debt being so prepaid, redeemed, purchased or defeased and (B) does not mature prior to the stated maturity of, and has an average life equal to or greater than, the Debt being so prepaid, redeemed, purchased or defeased.

                  (f) LOANS AND ADVANCES. Make any loans, advances or other extensions of credit to Credit Suisse Group or any Subsidiary of Credit Suisse Group; PROVIDED, HOWEVER, that so long as no Event of Default shall have occurred and be continuing (i) such Borrower may make loans, advances or other extensions of credit to any Subsidiary of Credit Suisse Group (other than a Subsidiary of such Borrower) on terms no less favorable to such Borrower than it would obtain in a comparable arm's-length transaction in the ordinary course of business and (ii) such Borrower may make loans, advances or other extensions of credit to any of its Subsidiaries so long as such loans, advances or other extensions of credit bear interest at a rate consistent with reasonable business practices.

                  (g) DEBT. Create or suffer to exist any Debt other than Debt which ranks PARI PASSU with, or subordinate in right of payment to, the senior indebtedness of such Borrower represented by the Advances.

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                                                                              40

                  (h) COMPLIANCE WITH NET CAPITAL RULE. Permit any violation of the Net Capital Rule by any CSFB Broker-Dealer to remain uncured for 5 days after a Borrower obtains knowledge of such violation.

                  (i) MAINTENANCE OF OWNERSHIP OF THE CSFB BROKER-DEALERS. Sell or otherwise dispose of any shares of common stock of any CSFB Broker-Dealer; PROVIDED, HOWEVER, that a merger between CSFB Broker-Dealers may be effected so long as the surviving entity is a wholly-owned Subsidiary of CSFB (USA) and a registered broker-dealer.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01. EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) Either Borrower shall fail to pay any principal of any Advance made to it when the same becomes due and payable, or shall fail to pay any interest on any Advance made to it or any fees payable hereunder within five days after such interest or fees become due and payable; or

                  (b) Any representation or warranty made by either Borrower herein or by the Guarantor in the Guarantee or by either Borrower or the Guarantor (or any of their officers) in connection with this Agreement or the Guarantee shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) Either Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(e)(viii) or 5.02 or the Guarantor shall fail to perform or observe any covenant or agreement contained in Sections 4.02 and 4.03 of the Guarantee; or either Borrower or the Guarantor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or the Guarantee on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 21 days after written notice thereof shall have been given to the Guarantor or, as the case may be, by the Administrative Agent or any Lender; or

                  (d) Any one or more of the Guarantor, the Borrowers and the Principal Subsidiaries shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $100,000,000 in the aggregate (but excluding Debt represented by the Advances) of the Guarantor, the Borrowers or the Principal Subsidiaries (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt and, in the case of the Principal Subsidiaries (other than CSFB (USA)), such failure shall continue for 10 days after the later of the date the same becomes due and payable and the last day of the applicable grace period, if any; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled

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                                                                              41

         required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                  (e) the Guarantor, any Borrower or any Principal Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Guarantor, any Borrower or any Principal Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Guarantor, any Borrower or any Principal Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                  (f) Any judgment or order for the payment of money in excess of $100,000,000 or its equivalent in the aggregate shall be rendered against any one or more of the Guarantor, the Borrowers and the Principal Subsidiaries and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (g) Any non-monetary judgment or order shall be rendered against the Guarantor, any Borrower or any Principal Subsidiary that would be reasonably likely to have a material adverse effect on the Guarantor and its Subsidiaries as a whole, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) Any ERISA Event shall have occurred with respect to a Plan of any Borrower or any of its ERISA Affiliates and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of any Borrower and its ERISA Affiliates with respect to which an ERISA Event shall have occurred and then exist (or the liability of any Borrower and its ERISA Affiliates related to such ERISA Event) exceeds $30,000,000; or

                  (i) Any CSFB Broker-Dealer shall cease to be a member organization of the NYSE or the NASD or shall fail to maintain its registration as a broker-dealer with the Commission; PROVIDED, HOWEVER, that a merger between CSFB Broker-Dealers may be effected so long as the surviving entity is in compliance with this Section 6.01(i); or the Commission or the NYSE shall make a decision, enter an order, or take other action with respect to any CSFB Broker-Dealer, which materially adversely affects its business, and such decision, order or other action shall continue unstayed and in effect for a period of 30 days; or

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                                                                              42

                  (j) CSFB and its Affiliates shall cease to own beneficially, directly or indirectly, capital stock of CSFB Inc. (or any successor thereof resulting from a transaction permitted by Section 5.02(b)) representing at least 51% of (i) the common stock of CSFB Inc. and (ii) the combined voting power of all capital stock of CSFB Inc. entitled to vote in the election of directors; or

                  (k) CSFB Inc. shall cease to own beneficially, directly or indirectly, 100% of the voting stock of CSFB (USA) (or any successor thereof resulting from a transaction permitted by Sections 5.01(f), 5.02(b) and 5.02(i)); or

                  (l) CSFB (USA) shall cease to own beneficially, directly or indirectly, 100% of the voting stock of each CSFB Broker-Dealer (or any successor thereof resulting from a transaction permitted by Section 5.02(b)); or

                  (m) The SIPC shall apply for a protective decree with respect to any CSFB Broker-Dealer as provided in the SIPA and such application shall remain undismissed for a period of 30 days;

                  (n) Any CSFB Broker-Dealer shall fail to maintain net capital equal to at least 5% of its Aggregate Debit Items as required to be shown on any FOCUS Report for such CSFB Broker-Dealer; or

                  (o) the Guarantee shall for any reason be held by a court of competent jurisdiction not to be, or shall be asserted by either Borrower or the Guarantor not to be, valid in accordance with the terms thereof;

then, and in any such event, (x) the Administrative Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to CSFB Inc., in the case of a CSFB Inc. Event of Default, and/or CSFB (USA), in the case of a CSFB
(USA) Event of Default, declare the obligation of each Lender to make Revolving Credit Advances to such Borrower and the obligation of each of the Swing Line Banks to make Swing Line Advances to such Borrower to be terminated, whereupon the same shall forthwith terminate, (y) the Administrative Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrowers, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable (regardless of whether such Event of Default is a CSFB Inc. Event of Default or a CSFB (USA) Event of Default), whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers, and (z) the obligations of the Lenders to make Advances to any Borrower in respect of which the lending obligations hereunder have not been terminated pursuant to clause (x) above shall be subject to the prior written consent of the Majority Lenders; PROVIDED, HOWEVER, that, in the event of an actual or deemed entry of an order for relief with respect to any Borrower under the Federal Bankruptcy Code or upon the occurrence of an Event of Default described in Section 6.01(e), (A) the obligation of each Lender to make Advances to such Borrower and of each Swing Line Bank to make Swing Line Advances to such Borrower shall automatically be terminated and (B) all the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.

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                                                                              43

                                   ARTICLE VII

                            THE ADMINISTRATIVE AGENT

                  Subject to the further provisions of this Article VII, each of the Lenders and each Swingline Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

                  The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or their Subsidiaries or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 8.01), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Guarantor, the Borrowers or any of their Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity (other than as Administrative Agent). The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 8.01) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the applicable Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made by any other Person in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness (other than its own execution) or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be

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                                                                              44

made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for either Borrower or the Guarantor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Affiliates. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Affiliates of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Swingline Banks and the Borrowers. Upon any such resignation, the Majority Lenders shall have the right, subject to the approval of the Borrowers (provided no Event of Default exists), to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Swingline Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 8.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

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                                                                              45

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by a Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and each Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following:
(a) waive any of the conditions specified in Section 3.01 or 3.02, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce or forgive the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, (e) change the definition of "Majority Lenders" or the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances which shall be required for the Lenders, the Swing Line Banks or any of them to take any action hereunder, (f) modify the second, third or fourth sentence of Section 2.13, Section 2.15 or any other provision providing for the equal or ratable treatment of the Lenders or (g) amend this Section 8.01; PROVIDED FURTHER, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by (i) the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or (ii) a Swing Line Bank in addition to the Lenders required above to take such action, increase such Swing Line Bank's Swing Line Commitment or otherwise affect the rights or obligations of such Swing Line Bank hereunder.

                  SECTION 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or delivered, to each Borrower at its address at Eleven Madison Avenue, New York, New York 10010, Telecopy No. 212-325-8227, Attention: Corporate Treasurer; if to any Bank, at its Domestic Lending Office specified opposite its name on Schedule 1 hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Administrative Agent, at its address at One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Telecopy No. (212) 552-7490, Attention: Laura A. Rebecca, with a copy to The Chase Manhattan Bank, One Chase Manhattan Plaza, 21st Floor, New York, New York 10081, Telecopy No. 212-552-5142, Attention: Jane Buyers-Russo; or, as to each of the aforementioned parties, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent and, in the case of any such notice by a Borrower or the Administrative Agent, to each other party thereto. All such notices and communications shall, when mailed or telecopied be effective when deposited in the mails or telecopied respectively, except that notices and communications to the Administrative Agent pursuant to Article II or VII shall not be effective until received by the Administrative Agent.

                  SECTION 8.03. NO WAIVER; REMEDIES. No failure on the part of any Lender, any Swing Line Bank or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof;
nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

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                                                                              46

                  SECTION 8.04. COSTS, EXPENSES AND TAXES. (a) The Borrowers agree, jointly and severally, to pay on demand all costs and expenses in connection with the syndication of the credit facilities provided for herein and the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The Borrowers further agree, jointly and severally, to pay on demand all costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel for the Administrative Agent and the Lenders hereunder), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Administrative Agent and the Lenders hereunder in connection with the enforcement of rights under this Section 8.04(a).

                  (b) The Borrowers agree, jointly and severally, to indemnify and hold harmless the Administrative Agent, each Swing Line Bank and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with an Event of Default or with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with this Agreement, including, without limitation, any transaction in which the proceeds of any Borrowing hereunder are or are to be applied, whether or not an Indemnified Party is a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent any such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

                  (c) If any payment, prepayment or conversion of any Eurodollar Rate Advance or Fixed Rate Advance is made other than on the last day of the Interest Period for such Advance, as a result of a payment pursuant to Section
2.10 or 2.12, a conversion of a Revolving Credit Advance pursuant to Section 2.19, acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, the applicable Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. In the event of the failure to borrow, convert, continue or prepay any Revolving Credit Advance on the date specified in any notice delivered pursuant hereto, the failure to borrow any Auction Bid Advance after accepting the Auction Bid to make such Advance or the assignment of any Advance other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrowers pursuant to Section 2.16, 2.18(b) or 8.07(a), then, in any such event, the applicable Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such event, including, without limitation, any loss

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                                                                              47

(including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. A certificate as to the amount of such losses, costs or expenses submitted to the applicable Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

                  SECTION 8.05. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender and each Swing Line Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Swing Line Bank to or for the credit or the account of the applicable Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement and any Advances held by such Lender or such Swing Line Bank, whether or not such Lender or such Swing Line Bank shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender and each Swing Line Bank agrees promptly to notify the applicable Borrower after any such set-off and application made by such Lender or such Swing Line Bank; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and each Swing Line Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender or such Swing Line Bank may have.

                  SECTION 8.06. BINDING EFFECT. This Agreement shall become effective in accordance with Section 3.01 and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, each Swing Line Bank and each Lender and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Lenders and the Swing Line Banks.

                  SECTION 8.07. ASSIGNMENTS AND PARTICIPATIONS. (a) Each Lender may and, if demanded by the Borrowers (pursuant to Section 2.16 or 2.18(b)) upon at least five Business Days' notice to such Lender and the Administrative Agent, will assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it); PROVIDED, HOWEVER, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 (or $5,000,000, in the case of an assignment to a Lender Affiliate) or the remaining amount of such Lender's Commitment and shall be an integral multiple of $500,000, (iii) each such assignment shall be to a Lender, a Lender Affiliate, a Person described in clause (viii) of the definition of "Eligible Assignee" in
Section 1.01 or, with the consent of the Borrowers (such consent not to be unreasonably withheld), any other Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrowers pursuant to this Section 8.07(a) shall be arranged by the Borrowers after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such

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                                                                              48

assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrowers pursuant to this
Section 8.07(a) unless and until such Lender shall have received one or more payments from either the Borrowers or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement and (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (or $1,000, in the case of an assignment to a Lender Affiliate); PROVIDED, HOWEVER, that, if such assignment is made as a result of a demand by the Borrowers pursuant to this Section 8.07(a), the Borrowers shall pay or cause to be paid such fee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than any such rights which by their terms survive the termination of this Agreement or the payment in full of principal and interest hereunder) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (other than with respect to any such rights which by their terms survive the termination of this Agreement or the payment in full of principal and interest hereunder)). Notwithstanding the foregoing, any Lender assigning its rights and obligations under this Agreement may retain any Auction Bid Advances made by it, outstanding at such time, and in such case shall retain its rights hereunder in respect of any Advances so retained until such Advances have been repaid in full in accordance with this Agreement.

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the Guarantor or the performance or observance by the Borrowers or the Guarantor of any of their obligations under this Agreement or the Guarantee or any other instrument or document furnished pursuant hereto;
(iii) such assignee confirms that it has received a copy of this Agreement and the Guarantee, together with copies of the financial statements referred to in
Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such

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                                                                              49

assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit E hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers.

                  (d) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of each of the Lenders and, with respect to Lenders, the Commitment of, and principal amount of the Advances owing to, each such Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for the purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrowers hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Advances for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent, the Swing Line Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) such Lender shall not sell a participation pursuant to this Section 8.07(e) to any bank or other entity which is not a Lender, a Lender Affiliate or a Person described in clause (viii) of the definition of "Eligible Assignee" in Section 1.01 without the consent of the Borrowers, such consent not to be unreasonably withheld. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED, HOWEVER, that such agreement or instrument may provide that such Lender will not, without the consent of the participant, agree to any amendment, modification or waiver described in the first proviso to Section 8.01 that affects such participant. Subject to paragraph (f) of this Section, the Borrowers agree that each participant shall be entitled to the benefits of Sections 2.03(b), 2.11, 2.14 and 8.04(c) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 8.05 as though it were a Lender, provided such participant agrees to be subject to Section 2.15 as though it were a Lender.

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                                                                              50

                  (f) A participant shall not be entitled to receive any greater payment under Section 2.11 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the Borrowers' prior written consent. A participant that is organized under the laws of a jurisdiction outside the United States shall not be entitled to the benefits of Section 2.14 unless the Borrowers are notified of the participation sold to such participant and such participant agrees, for the benefit of the Borrowers, to comply with Section 2.14(e) as though it were a Lender.

                  (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; PROVIDED, HOWEVER, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information relating to the Borrowers received by it from such Lender on terms substantially the same as those applicable to such Lender under Section 8.08.

                  (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System, and each Borrower will, if requested, issue a note to be pledged to such Federal Reserve Bank evidencing its obligations in respect of principal of and interest on Advances of such Lender hereunder.

                  (i) Except as expressly provided in this Agreement, the Swing Line Banks may not assign or delegate any of their respective rights and duties hereunder without the prior written consent of the Borrowers and the Administrative Agent.

                  (j) Prior to any assignment to, or purchase of a participation by, any employee benefit plan or any entity the assets of which would be considered "plan assets" within the meaning of U.S. Department of Labor regulations (29 CFR ss. 2510.3-101, or any successor thereto) (together referred to herein as "employee benefit plans") of any rights and obligations under this Agreement, each such employee benefit plan or other such entity shall represent to the Borrowers that the holding of any such assignment or the purchase and holding of any such participation hereunder by such plan or other entity is exempt from the prohibited transaction rules of ERISA and the Internal Revenue Code of 1986, as amended from time to time. This representation shall be made on each date from and including the date of any assignment or purchase of any participation and through the date of disposition thereof.

                  SECTION 8.08. CONFIDENTIALITY. None of the Administrative Agent or any Lender shall disclose any Confidential Information to any Person without the consent of the Borrowers, other than (a) to the Administrative Agent's or such Lender's Affiliates and its and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

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                                                                              51

                  SECTION 8.09. PARITY. If at any time hereafter either Borrower shall enter into a Similar Credit Agreement (i) that shall contain a term or condition (not including any such term or condition which would otherwise be subject to this clause (i) but relates to the matters as are covered herein by Section 2.03 or the definition of "Applicable Rate" in Section 1.01) which a reasonable Person would conclude is favorable to a lender and that is not contained in this Agreement or (ii) that shall contain a modification of a term or condition (not including any such term or condition which would otherwise be subject to this clause (ii) but relates to the matters as are covered herein by Section 2.03 or the definition of "Applicable Rate" in
Section 1.01) contained herein, which a reasonable Person would conclude is more favorable to a lender than the term or condition as set forth herein, then such Borrower will promptly notify the Administrative Agent and the Lenders of such term or condition (or modification thereof) and, at the request of the Majority Lenders, shall agree to an amendment of this Agreement so that it shall contain such a term or condition or modification, as the case may be, applicable to such Borrower. "Similar Credit Agreement" means a committed senior unsecured bank credit agreement or similar agreement with respect to indebtedness for money borrowed (which shall not be deemed to include letter of credit facilities) (i) which has an initial commitment termination date of 364 days or less, (ii) the proceeds of which may be used by a Borrower for the same purposes the proceeds hereunder are permitted to be used by such Borrower under Section 2.16 and (iii) which contains terms and conditions which, when taken as a whole, have similar or comparable import and effect on the relevant Borrower and its Subsidiaries as the terms and conditions contained in Section 6.01(j).

                  SECTION 8.10. SURVIVAL. All covenants, agreements, representations and warranties made by the Borrowers and the Principal Subsidiaries herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Advances, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Advance or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.11, 2.12, 2.13 and 8.04 and Article VII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Advances and the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 8.11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 8.12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 8.13. CURRENCY INDEMNITY. The sole currency of account and payment for all sums payable by the Borrowers under this Agreement, including in respect of indemnities, costs and damages, is Dollars. Any amount received or recovered in a currency other than Dollars (whether as a result of a judgment or order

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of a court of any jurisdiction, or the enforcement thereof, in the winding up or dissolution of a Borrower or otherwise) by the Administrative Agent, or any Lender in respect of any sum expressed to be due to it from a Borrower shall only constitute a discharge to such Borrower to the extent of the amount of Dollars that the recipient is able to purchase with the amount so received or recovered in that currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that amount of Dollars is less than the amount of Dollars expressed to be due to the recipient under this Agreement, the applicable Borrower shall indemnify it against any loss sustained by it as a result. In any event, the applicable Borrower shall indemnify the recipient against the cost of making any such purchase. For the purpose of this Agreement, it will be sufficient for any recipient to demonstrate that it would have suffered a loss had an actual purchase been made. These indemnities constitute a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Administrative Agent or any Lender and shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Agreement or any other judgment or order.

                  SECTION 8.14. WAIVER UNDER EXISTING CREDIT AGREEMENTS. The banks who are parties to the Existing Credit Agreements agree that their commitments thereunder and their rights under the Guarantee Agreement (as defined in the Existing Credit Agreement referred to in clause (i) of the definition of such term) shall be deemed terminated upon the effectiveness of this Agreement pursuant to Section 3.01 and hereby waive any prior notice of such termination of their commitments under either of the Existing Credit Agreements.

                  SECTION 8.15. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE GUARANTEE, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  SECTION 8.16. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each of the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, The City of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other document delivered hereunder against any Borrower or any of its Subsidiaries or any of their respective properties in the courts of any jurisdiction.

                  (b) Each of the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   CREDIT SUISSE FIRST BOSTON, INC.,


                                    by: /s/ Lewis H. Wirshba
                                       -----------------------------------------
                                       Name: Lewis H. Wirshba
                                       Title: Managing Director and Corporate
                                              Treasurer



                                   CREDIT SUISSE FIRST BOSTON (USA), INC.,


                                    by: /s/ Lewis H. Wirshba
                                       -----------------------------------------
                                       Name: Lewis H. Wirshba
                                       Title: Managing Director and Corporate
                                              Treasurer



                                   THE CHASE MANHATTAN BANK, in its
                                   individual capacity and as Administrative
                                   Agent,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   THE BANK OF NEW YORK,

                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   CREDIT SUISSE FIRST BOSTON, INC.,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   CREDIT SUISSE FIRST BOSTON (USA), INC.,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   THE CHASE MANHATTAN BANK, in its
                                   individual capacity and as Administrative
                                   Agent,


                                    by: /s/ Jane Buyers Russo
                                       -----------------------------------------
                                       Name: Jane Buyers Russo
                                       Title: Managing Director



                                   THE BANK OF NEW YORK,

                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   CREDIT SUISSE FIRST BOSTON, INC.,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   CREDIT SUISSE FIRST BOSTON (USA), INC.,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   THE CHASE MANHATTAN BANK, in its
                                   individual capacity and as Administrative
                                   Agent,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   THE BANK OF NEW YORK,

                                    by: /s/ John Vinci
                                       -----------------------------------------
                                       Name: John Vinci
                                       Title: Vice President

                                   BANK ONE, NA (MAIN OFFICE CHICAGO)


                                    by: /s/ Denise de Diego
                                       -----------------------------------------
                                       Name: Denise de Diego
                                       Title: Director, Capital Markets



                                   CITIBANK, N.A.,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   DEUTSCHE BANK AG, NEW YORK
                                   BRANCH AND/OR CAYMAN ISLANDS BRANCH,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   BANK ONE, NA (MAIN OFFICE CHICAGO)


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   CITIBANK, N.A.,


                                    by: /s/ Shirley C. Henning
                                       -----------------------------------------
                                       Name: Shirley C. Henning
                                       Title: Vice President



                                   DEUTSCHE BANK AG, NEW YORK
                                   BRANCH AND/OR CAYMAN ISLANDS BRANCH,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   BANK ONE, NA (MAIN OFFICE CHICAGO)


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   CITIBANK, N.A.,


                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   DEUTSCHE BANK AG, NEW YORK
                                   BRANCH AND/OR CAYMAN ISLANDS BRANCH,


                                    by: /s/ Gayma Z. Shivnarain
                                       -----------------------------------------
                                       Name: Gayma Z. Shivnarain
                                       Title: Director


                                    by: /s/ John S. McGill
                                       -----------------------------------------
                                       Name: John S. McGill
                                       Title: Director

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  IntesaBci  New York Branch

                            by: /s/ J. Dickerhof
                               --------------------------------
                               Name: J. Dickerhof
                               Title: Vice President

                            /s/ Frank Maffei
                            -----------------------------------
                            Frank Maffei
                            Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Bank of Tokyo-Mitsubishi Trust Company

                            by: /s/ Jean L. Still
                               --------------------------------------
                               Name: Jean L. Still
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  BNP Paribas

                            by: /s/ Frank Sodano
                               --------------------------------
                               Name: Frank Sodano
                               Title: Director

                               /s/ Richard Ungaro
                               --------------------------------
                               Richard Ungaro
                               Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Commerzbank AG, New York and
                               Grand Cayman Branches

                            by: /s/ Lawrence J. Manochio
                               --------------------------------
                               Name: Lawrence J. Manochio
                               Title: Assistant Treasurer

                            by: /s/ Joseph J. Hayes
                               --------------------------------
                               Name: Joseph J. Hayes
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Credit Lyonnais New York Branch

                            by: /s/ Gina Harth-Cryde
                               --------------------------------
                               Name: Gina Harth-Cryde
                               Title: Senior Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Danske Bank A/S

                            by: /s/ Anders Iversen
                               --------------------------------
                               Name: Anders Iversen
                               Title: Vice President

                            by: /s/ John A. O'Neill
                               --------------------------------
                               Name: John A. O'Neill
                               Title: Assistant General Manager

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  HSBC Bank USA

                            by: /s/ Paul N. Lopez
                               --------------------------------
                               Name: Paul N. Lopez
                               Title: FVP

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Lloyds TSB Bank plc

                            by: /s/ Michael J. Gilligan
                               --------------------------------
                               Name: Michael J. Gilligan
                               Title: Director, Financial
                                      Institutions, USA  G311

                      LENDER:  Lloyds TSB Bank plc

                            by: /s/ Paul D. Briamonte
                               --------------------------------
                               Name: Paul D. Briamonte
                               Title: Director-Project
                                      Finance (USA)  B374

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Mellon Bank

                            by: /s/ Thomas Caruso
                               --------------------------------
                               Name: Thomas Caruso
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Standard Chartered Bank

                            by: /s/ William Hughes
                               --------------------------------
                               Name: William Hughes
                               Title: Senior Vice President

                            by: /s/ Robert Gilbert
                               --------------------------------
                               Name: Robert Gilbert
                               Title: Senior Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Svenska Handelsbanken

                            by: /s/ Geoffrey Walker
                               --------------------------------
                               Name: Geoffrey Walker
                               Title: Senior Vice President

                            by: /s/ H.N. Bacon
                               --------------------------------
                               Name: H.N. Bacon
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Westpac Banking Corporation

                            by: /s/ Diane Wilson
                               --------------------------------
                               Name: Diane Wilson
                               Title: Head of Corporate &
                                      Institutional Relationships

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  National Australia Bank Limited

                            by: /s/ Michael G. McHugh
                               --------------------------------
                               Name: Michael G. McHugh
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER: Norddeutsche Landesbank Girozentrale, New York and/or Cayman Islands Branch

                            by: /s/ Georg Peters
                               --------------------------------
                               Name: Georg Peters
                               Title: Vice President

                            by: /s/ Hinrich Holm
                               --------------------------------
                               Name: Hinrich Holm
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Royal Bank of Canada

                            by: /s/ B.F. Heintzman
                               --------------------------------
                               Name: B.F. Heintzman
                               Title: Senior Manager

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Banco Santander Central Hispano, S.A.

                            by: /s/ Jorge Saavedra
                               --------------------------------
                               Name: Jorge Saavedra
                               Title: Vice President

                            by: /s/ Sen Louie
                               --------------------------------
                               Name: Sen Louie
                               Title: Assistant Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.


                      LENDER:  Bayerische Landesbank
                               Bayerische Landesbank Girozentrale
                               Brienner Strasse 20
                               80277 Munchen

                            by: /s/ Peter Walcher
                               --------------------------------
                               Name: Peter Walcher
                               Title: First Vice President

                            by: /s/ Andrea Henkel
                               --------------------------------
                               Name: Andrea Henkel
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.


                      LENDER:  Landesbank Baden-Wurttemberg
                               London Branch
                               Bucklersbury House, 83 Cannon Street
                               London  EC4N 8TJ

                            by: /s/ Jon March
                               --------------------------------
                               Name: Jon March
                               Title: Manager

                            by: /s/ Ulrike Kaes
                               --------------------------------
                               Name: Ulrike Kaes
                               Title: Assistant Manager

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.


                      LENDER:  Skandinaviska Enskilda Banken AB (publ)

                            by: /s/ Pedro Ekeroth
                               --------------------------------
                               Name: Pedro Ekeroth
                               Title:

                            by: /s/ Ulf Hellners
                               --------------------------------
                               Name: Ulf Hellners
                               Title:

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Wells Fargo Bank, N.A.

                            by: /s/ Edward J. Meyer, Jr.
                               --------------------------------
                               Name: Edward J. Meyer, Jr.
                               Title: Vice President

                            by: /s/ Michael J. Giese
                               --------------------------------
                               Name: Michael J. Giese
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER: WESTDEUTSCHE LANDESBANK GIROZENTRALE through the New York Branch by: /s/ Lillian T. Lum
                               --------------------------------
                               Name: Lillian T. Lum
                               Title: Director

                            by: /s/ Salvatore Battinelli
                               --------------------------------
                               Name: Salvatore Battinelli
                               Title: Managing Director
                                      Credit Department

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Banca Di Roma
                               New York Branch

                            by: /s/ A. Paoli
                               --------------------------------
                               Name: A. Paoli
                               Title: Assistant Treasurer

                            by: /s/ C. Strike
                               --------------------------------
                               Name: C. Strike
                               Title: Assistant Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Australia and New Zealand
                               Banking Group Limited

                            by: /s/ Roy J. Marsden
                               --------------------------------
                               Name: Roy J. Marsden
                               Title: Executive Vice President--
                                      Americas

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.


                      LENDER:  BANCA ANTONIANA POPOLARE VENETA,
                               New York Branch

                            by: /s/ Domenico P. Loschiavo
                               --------------------------------
                               Name: Domenico P. Loschiavo
                               Title: Senior Vice President &
                                      Deputy Manager

                            by: /s/ Constantine L. Manzini
                               --------------------------------
                               Name: Constantine L. Manzini
                               Title: General Counsel

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Banca Monte dei Paschi di Siena S.p.A.

                            by: /s/ Giulio Natalicchi
                               --------------------------------
                               Name: Giulio Natalicchi
                               Title: Senior Vice President &
                                      General Manager

                            by: /s/ Brian R. Landy
                               --------------------------------
                               Name: Brian R. Landy
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  CREDIT INDUSTRIEL ET COMMERCIAL

                            by: /s/ Eric Dulot
                               --------------------------------
                               Name: Eric Dulot
                               Title: Vice President

                            by: /s/ Dora DeBlasi Hyduk
                               --------------------------------
                               Name: Dora DeBlasi Hyduk
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  The Fuji Bank, Limited

                            by: /s/ Yuji Tanaka
                               --------------------------------
                               Name: Yuji Tanaka
                               Title: Vice President & Manager

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  BAYERISCHE HYPO- UND VEREINSBANK AG,
                               NEW YORK BRANCH

                            by: /s/ Debra L. Laskowski
                               --------------------------------
                               Name: Debra L. Laskowski
                               Title: Managing Director

                            by: /s/ Charles J. Sahli
                               --------------------------------
                               Name: Charles J. Sahli
                               Title: Associate Director

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Royal Bank of Scotland PLC

                            by: /s/ Andy Powell
                               --------------------------------
                               Name: Andy Powell
                               Title: Senior Relationship Manager

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  Sumitomo Mitsui Banking Corporation

                            by: /s/ Peter R. C. Knight
                               --------------------------------
                               Name: Peter R. C. Knight
                               Title: Senior Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  BBL International (UK) Limited

                            by: /s/ C.P. Wright
                               --------------------------------
                               Name: C.P. Wright
                               Title: Authorized Signatory

                            by: /s/ G.A. Michael
                               --------------------------------
                               Name: G.A. Michael
                               Title: Authorized Signatory

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  The Northern Trust Company

                            by: /s/ Jaron Grimm
                               --------------------------------
                               Name: Jaron Grimm
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  The Tokai Bank, LTD.

                            by: /s/ Shinichi Makatani
                               --------------------------------
                               Name: Shinichi Makatani
                               Title: Assistant General Manager

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  The Sanwa Bank, Limited

                            by: /s/ Jean-Michel Fatovic
                               --------------------------------
                               Name: Jean-Michel Fatovic
                               Title: Vice President

                                                  SIGNATURE PAGE TO THE CREDIT
                                                  SUISSE FIRST BOSTON, INC. AND
                                                  CREDIT SUISSE FIRST BOSTON
                                                  (USA), INC. 364-DAY AUCTION
                                                  BID ADVANCE AND REVOLVING
                                                  CREDIT FACILITY AGREEMENT,
                                                  DATED AS OF MAY 25, 2001.



                      LENDER:  UNICREDITO ITALIANO-NEW YORK BRANCH

                            by: /s/ Christopher Eldin
                               --------------------------------
                               Name: Christopher Eldin
                               Title: First Vice President &
                                      Deputy Manager

                            by: /s/ Saiyed Abbas
                               --------------------------------
                               Name: Saiyed Abbas
                               Title: Vice President

                                                                       EXHIBIT F





                        GUARANTEE AGREEMENT (this "AGREEMENT") dated as of
                   May 25, 2001, from CREDIT SUISSE GROUP, a corporation with limited liability organized under the laws of Switzerland (the "GUARANTOR"), in favor of the Beneficiaries (as defined herein).

            Reference is made to the U.S. $3,500,000,000 364-Day Auction Bid Advance and Revolving Credit Facility Agreement dated as of May 25, 2001 (as amended, supplemented or modified from time to time, the "CREDIT AGREEMENT"), among Credit Suisse First Boston, Inc. ("CSFB INC."), Credit Suisse First Boston
(USA), Inc. ("CSFB (USA)" and, together with CSFB Inc., (the "BORROWERS"), the financial institutions party thereto, as lenders (the "Lenders"), The Chase Manhattan Bank, as Administrative Agent (the "AGENT") and The Bank of New York, Bank One, NA (Main Chicago Office), Citibank, N.A. and Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, as Syndication Agents (the "SYNDICATION AGENTS").

            The Lenders have agreed to extend credit to the Borrowers pursuant to, and subject to the terms specified in, the Credit Agreement. The obligations of the Lenders to extend credit under the Credit Agreement are conditioned on, among other things, the execution and delivery by the Guarantor of a guarantee agreement in the form hereof. As the indirect or direct owner of 100% of the issued and outstanding voting stock of each of CSFB Inc. and CSFB (USA), the Guarantor derives substantial benefits from the extension of credit to the Borrowers under the Credit Agreement. As consideration therefor and in order to induce the Lenders to extend credit to the Borrowers under the Credit Agreement, the Guarantor is willing to execute and deliver this Agreement. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. TERMS DEFINED IN THE CREDIT AGREEMENT. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

            SECTION 1.02. DEFINITION OF CERTAIN TERMS USED HEREIN. As used herein, the following terms shall have the following meanings:

            "BENEFICIARIES" shall mean the Lenders, the Administrative Agent and their respective successors and assigns.

            "BORROWED MONEY" includes any Indebtedness (a) for or in respect of money borrowed or raised (whether or not for cash) by whatever means (including acceptances, deposits and finance leases) or (b) for the deferred purchase price of assets or services (other than goods or services obtained on normal commercial terms in the ordinary course of trading or business).

            "CREDIT AGREEMENT" shall have the meaning assigned to such term in the recitals hereto.

            "DOLLARS" or "$" shall mean lawful money of the United States of America.

            "ENCUMBRANCE" shall mean any mortgage, charge, pledge, lien or other encumbrance securing any obligation of any Person or any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements) having a similar effect:

            "INDEBTEDNESS" shall include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent.

                                   ARTICLE II

                                    GUARANTEE

            SECTION 2.01. GUARANTEE. The Guarantor unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the due and punctual payment by each Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or similar proceeding, regardless of whether allowed or allowable as a claim in such proceeding) on the Advances made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, of each Borrower to the Lenders or the other Beneficiaries under the Credit Agreement (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or similar proceeding, regardless of whether allowed or allowable as a claim in such proceeding) (all the foregoing obligations being collectively called the "OBLIGATIONS"). The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

            SECTION 2.02. PAYMENT AND PERFORMANCE. If at any time either Borrower fails to make any payment to the Beneficiaries of any or all the Obligations when due (subject to any applicable notice or grace periods) under and in strict accordance with the terms of the Credit Agreement, the Guarantor shall, on or before the Business Day immediately following the date of written demand by the Administrative Agent or any Beneficiary, pay to such Beneficiary or to the Administrative Agent for the benefit of the Beneficiaries any Obligations that such Borrower has failed to pay as aforesaid. Any amounts paid by the Guarantor hereunder in respect of Advances, interest and fees shall be applied in accordance with the terms of the Credit Agreement.

            SECTION 2.03. GUARANTEE OF PAYMENT. The Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of either Borrower or any other person.

            SECTION 2.04. NO DISCHARGE OR DIMINISHMENT OF GUARANTEE. The obligations of the Guarantor hereunder shall be absolute and unconditional and shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

            (a) the failure of the Administrative Agent or any Beneficiary to assert any claim or demand or to enforce any remedy under the Credit Agreement, any guarantee or any other agreement;

            (b) any lack of validity or enforceability of either or both Borrowers' obligations under the Credit Agreement;

            (c) any change in time, manner or place of payment of, or in the principal amount, interest rate or any other term of, any of the Obligations, or any other amendment or waiver of, or any consent to or departure from any of the terms of, the Obligations or the Credit Agreement;

            (d) any change in ownership or control of either or both Borrowers (it being expressly understood that Obligations incurred after the date of any such change shall continue to be covered by this Agreement to the extent provided in Section 2.01);

            (e) any bankruptcy, insolvency, winding up or reorganization of, or similar proceedings involving, either or both Borrowers; or

            (f) any other act, omission or circumstance which might constitute a defense available to either or both Borrowers or might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full of all the Obligations).

            SECTION 2.05. AVOIDANCE OF PAYMENTS. The Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any Beneficiary upon the bankruptcy or reorganization of either Borrower or otherwise, all as though such payment had not been made.

            SECTION 2.06. INDEPENDENT OBLIGATIONS. The obligations of the Guarantor hereunder are independent of the obligations of either Borrower or of any other Person and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against either Borrower or any other Person, and whether or not either Borrower or any other Person is joined in such action.

            SECTION 2.07. CONTINUING OBLIGATION. This Agreement constitutes a primary obligation of the Guarantor and is a continuing obligation and shall (a) remain in full force and effect in accordance with the terms hereof until the Commitments shall have expired or been terminated and the Lenders shall have received payment in full of all the Obligations and until all possibility for the rescission or return of any payment to the Beneficiaries shall have ended,
(b) be binding upon the Guarantor and its successors and assigns and (c) inure to the benefit of and be enforceable by the Beneficiaries and their respective successors and permitted assigns.

            SECTION 2.08. WAIVER. Except for notices or demands expressly required hereunder, the Guarantor hereby waives, to the extent permitted by applicable law, (a) acceptance hereof by the Beneficiaries, (b) presentment, demand for performance, protest, promptness, diligence, notice of acceptance, notice of dishonor and any other notice with respect to any of the Obligations, this Agreement or any obligation of the Guarantor hereunder and (c) any other notices or demands of any kind.

            SECTION 2.09. SUBROGATION. The Guarantor will not exercise any rights against either Borrower that it may acquire by way of subrogation hereunder, by any payment made hereunder or otherwise, until the Commitments shall have expired or been terminated with respect to such Borrower and the Obligations shall have been paid in full. If any amount shall nevertheless be paid to the Guarantor on account of such subrogation rights at any time prior to the expiration or termination of the Commitments with respect to such Borrower and payment in full of the Obligations and all of the Guarantor's payment obligations contained in this Agreement, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Beneficiaries or the Administrative Agent for the benefit of the Beneficiaries and shall be credited and applied toward the Obligations in accordance with the terms hereof and of the Credit Agreement. Subject to the foregoing, nothing contained in this Agreement shall be deemed a waiver of the Guarantor's right of subrogation against either Borrower.

            SECTION 2.10. TAXES. (a) Any and all payments by the Guarantor hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Beneficiary, taxes imposed to or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Beneficiary is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Beneficiary, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10) such Beneficiary receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (b) In addition, the Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, enforcement or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "OTHER TAXES").

            (c) The Guarantor will indemnify each Beneficiary for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.10) paid by such Beneficiary and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Beneficiary makes written demand therefor.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            The Guarantor represents and warrants to each Beneficiary that:

            SECTION 3.01. ORGANIZATION; POWER. The Guarantor (i) is duly organized, validly existing and in good standing utider the laws of Switzerland,
(ii) has all corporate power to own its property and carry its business as now being conducted and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except to the extent that failure to so qualify (or be so licensed or registered) does not and is not reasonably likely to have a material adverse effect on the consolidated financial condition or operations of the Guarantor and its Subsidiaries.

            SECTION 3.02. AUTHORIZATION. The execution, delivery and performance by the Guarantor of this Agreement are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the Guarantor's constitutive documents, (ii) violate any law, rule, regulation (including, without limitation, any exchange control or similar regulation), order, writ, judgment, injunction, decree, determination or award,
(iii) conflict with or result in the breach of, or constitute a default under, any agreement to which the Guarantor or any of its Subsidiaries is a party or which is binding on the Guarantor's or any of its Subsidiaries' properties or
(iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Guarantor or any of its Subsidiaries.

            SECTION 3.03. GOVERNMENTAL APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Agreement (including, without limitation, the making of payments hereunder in Dollars, as contemplated hereby).

            SECTION 3.04. ENFORCEABILITY. This Agreement is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

            SECTION 3.05. FINANCIAL STATEMENTS. The consolidated balance sheets of the Guarantor and its consolidated Subsidiaries as at December 31, 2000, and the related consolidated statements of profit and loss account and source and application of funds of the Guarantor and such Subsidiaries for the fiscal year or six-month period then ended, as applicable, copies of which have been furnished to each Lender, fairly present the financial condition of the Guarantor and such Subsidiaries as at such date and the results of the operations of the Guarantor and such Subsidiaries for the period ended on such date, all in accordance with applicable provisions of Swiss law. During the period from December 31, 2000 to the date of this Agreement there has not occurred any material adverse change in the Guarantor's financial condition or business or in the consolidated financial position or business of it and its Subsidiaries.

            SECTION 3.06. LITIGATION. There is no pending or threatened action or proceeding affecting the Guarantor or any Subsidiary of the Guarantor before any court, governmental agency or arbitrator, (a) which has or probably will have a material adverse effect on the consolidated financial condition or business of the Guarantor and its Subsidiaries or (b) which purports to affect the legality, validity or enforceability of this Agreement.

                                   ARTICLE IV

                                    COVENANTS

            The Guarantor covenants and agrees with each Beneficiary that so long as this Agreement shall remain in effect and until the Commitments have been terminated and all the Obligations shall have been paid in full, unless the Majority Lenders shall otherwise consent in writing, the Guarantor:

            SECTION 4.01. EXISTENCE. (a) Will preserve and maintain its corporate existence, provided that the foregoing will not prohibit the Guarantor from merging or consolidating with or into any other corporation if, (i) immediately after giving effect thereto, no Default would exist and (ii) if the Guarantor is not the surviving corporation, the surviving corporation shall assume the Guarantor's obligations hereunder in an agreement or instrument reasonably satisfactory in form and substance to the Majority Lenders.

            SECTION 4.02. STATUS OF GUARANTEE. Will at all times cause its payment obligations under this Agreement to rank at least equally and ratably in all respects with all its other unsecured and unsubordinated indebtedness except for such indebtedness as would, by virtue only of the law in force in its place of incorporation, be preferred ire the event of its winding-up.

            SECTION 4.03. LIENS. Will not create or have outstanding any Encumbrance in respect of Borrowed Money on or over its assets, except for:

            (a) liens arising solely by operation of law (or by an agreement evidencing the same) in the ordinary course of its business in respect of indebtedness which either (a) has been due for less than 30 days or (b) is being contested in good faith and by appropriate means;

            (b) any Encumbrance created on any asset acquired by it after the date of this Agreement for the purpose of financing or refinancing that acquisition and securing a principal, capital or nominal amount not exceeding the cost of that acquisition;

            (c) any other Encumbrance created or outstanding with the prior consent of the Majority Lenders; or

            (d) any other Encumbrance created or outstanding on or over assets of the Guarantor provided that the aggregate outstanding principal, capital or nominal amount secured by all Encumbrances created or outstanding under this exception on or over assets of the Guarantor does not at any time exceed U.S.$200,000,000 or its equivalent (for the avoidance of doubt, any Encumbrance on shares owned by and/or shares of the share capital of the Guarantor in connection with the securing of options ("Stillhalteroptionen") shall not be considered for the purposes of this paragraph (d)).

                                    ARTICLE V

                                  MISCELLANEOUS

            SECTION 5.01. CURRENCY INDEMNITY. The sole currency of account and payment for all sums payable by the Guarantor under this Agreement, including in respect of indemnities, costs and damages, is Dollars. Any amount received or recovered in a currency other than Dollars (whether as a result of a judgment or order of a court of any jurisdiction, or the enforcement thereof, in the winding up or dissolution of the Guarantor or otherwise) by any Beneficiary in respect of any sum expressed to be due to it from the Guarantor shall only constitute a discharge to the Guarantor to the extent of the amount of Dollars that the recipient is able to purchase with the amount so received or recovered in that currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that amount of Dollars is less than the amount of Dollars expressed to be due to the recipient under this Agreement, the Guarantor shall indemnify it against any loss sustained by it as a result. In any event, the Guarantor shall indemnify the recipient against the cost of making any such purchase. For the purpose of this Guarantee, it will be sufficient for any Beneficiary to demonstrate that it would have suffered a loss had an actual purchase been made. These indemnities constitute a separate and independent cause of action, shall apply irrespective of any indulgence granted by any Beneficiary and shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Agreement or the Credit Agreement or any other judgment or order.

            SECTION 5.0. SURVIVAL OF AGEEMENT. This Agreement and the terms, covenants and conditions hereof shall be binding upon the Guarantor and its successors and shall inure to the benefit of the Beneficiaries and their respective successors and assigns. The Guarantor shall not be permitted to assign or transfer any of its rights or obligations under this Agreement, except as expressly contemplated by this Agreement or the Credit Agreement.

            SECTION 5.03. WAIVERS; AMENDMENT. (a) No failure on the part of any Beneficiary to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by any Beneficiary preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder and under the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law. Except as provided in the Credit Agreement, neither the Administrative Agent nor the Lenders shall be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

            (b) (i) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantor and the Administrative Agent with the prior written consent of the Majority Lenders and (ii) this Agreement shall not be terminated and the Guarantor shall not be released from any of its obligations under
Article II of this Agreement without the prior written consent of all of the Lenders.

            SECTION 5.04. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 5.05. NOTICES. All communications and notices hereunder shall be in writing and given as provided in Section 8.02 of the Credit Agreement. All communications and notices hereunder to the Guarantor shall be given to it at:

             Credit Suisse Group
             Paradeplatz 8
             Postfach 1
             8070, Zurich
             SWITZERLAND
             Telecopy No: 41-1-333-2587

            SECTION 5.06. JURIDICTION; CONSENT TO SERVICE. The Guarantor irrevocably agrees that any legal suit action or proceeding arising out of or based upon this Agreement and the transactions contemplated hereby may be instituted in any State or Federal court in the Borough of Manhattan, The City of New York (each, a "New York Court"), irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding in any such court and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. The Guarantor hereby appoints Credit Suisse First Boston Corporation, acting through its offices located at Eleven Madison Avenue, New York, New York 10010 in the Borough of Manhattan, The City of New York and its successors as its authorized agent upon which process may be served in any action arising out of or based on this Agreement which may be instituted in any New York Court by any

Beneficiary. Such appointment shall be irrevocable until all obligations of the Guarantor under this Agreement have been performed. The Guarantor shall take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the authorized agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York by notice given by the authorized agent to the Guarantor, shall be deemed, in every respect, effective service of process upon the Guarantor. Notwithstanding the foregoing, any action arising out of or based on this Guarantee may be instituted by any Beneficiary in any competent court in Switzerland, and the Guarantor further submits to the jurisdiction of the courts of its own domicile in any such action.

            SECTION 5.07. COST AND EXPENSES. The Guarantor agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel for any Beneficiary) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, including, without limitation, reasonable fees and expenses of counsel for any Beneficiary in connection with the enforcement of rights under this Section.

            SECTION 5.08. WAIVER OF JURY TRIAL. THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE BENEFICIARIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE GUARANTOR, THE ADMINISTRATIVE AGENT OR THE BENEFICIARIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

            IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Agreement as of the day and year first above written.

                                    CREDIT SUISSE GROUP,

                                     by
                                       -----------------------------
                                       Name:
                                       Title:


                                     by
                                       -----------------------------
                                       Name:
                                       Title:


The foregoing Guarantee
Agreement is hereby accepted
as of the date first above
written.

THE CHASE MANHATTAN BANK,
as Administrative Agent on behalf
of the Beneficiaries,

by


  -----------------------------
  Name:
  Title: